UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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TRADE STREET RESIDENTIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2014

Dear Fellow Stockholders:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Trade Street Residential, Inc., which will be held at the Residence Inn by Marriott Miami Aventura Mall, Room: Royal Palm II, 19900 W Country Club Dr, Aventura, Florida 33180, on Thursday, May 15, 2014, at 10:00 a.m. Eastern Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The Proxy Statement, the proxy card and the 2013 Annual Report to stockholders are being mailed to stockholders of record as of April 17, 2014 on or about April 29, 2014 and will be made available on the Internet on or about April 29, 2014.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone at 1 (800) 690-6903, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 15, 2014.

Sincerely,

Richard H. Ross	Mack D. Pridgen III
Chief Executive Officer	Chairman of the Board of Directors

TRADE STREET RESIDENTIAL, INC.

19950 West Country Club Drive

Suite 800

Aventura, Florida 33180

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Trade Street Residential, Inc. will be held at the Residence Inn by Marriott Miami Aventura Mall, Room: Royal Palm II, 19900 W Country Club Dr, Aventura, Florida 33180 on Thursday, May 15, 2014, at 10:00 a.m. Eastern Time, for the following purposes:

(1)	to elect the five director nominees named in the Proxy Statement;

(2)	to approve the Company’s Amended and Restated 2013 Equity Incentive Plan;

(3)	to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014; and

(4)	to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 17, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. This notice and the accompanying Proxy Statement are first being made available to our stockholders on or about April 29, 2014.

Your vote is important. Whether or not you expect to attend the meeting, please vote via the internet, by telephone, or complete, date, sign and promptly return the proxy so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Caren A. Cohen
Secretary

Aventura, Florida

April 29, 2014

ABOUT THE MEETING	1

PROPOSALS TO BE VOTED ON	6

Proposal 1: Election of Directors	6

Proposal 2: Approval of the Amended Equity Incentive Plan	9

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	18

CORPORATE GOVERNANCE AND BOARD MATTERS	19

Corporate Governance Profile	19

Role of the Board of Directors in Risk Oversight	19

Board Committees	19

Director Selection Process	22

Code of Business Conduct and Ethics	22

Availability of Corporate Governance Materials	23

Independence of Directors	23

Board Leadership Structure	23

Board of Directors and Committee Meetings	23

Executive Sessions of Non-Management Directors	24

Communications with the Board of Directors	24

Director Compensation	25

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26

COMPENSATION OF EXECUTIVE OFFICERS	28

Summary Compensation Table	28

Outstanding Equity Awards at Fiscal Year-End December 31, 2013	30

EQUITY COMPENSATION PLAN INFORMATION	35

REPORT OF THE AUDIT COMMITTEE	36

PRINCIPAL STOCKHOLDERS	37

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	39

OTHER MATTERS	43

Section 16(a) Beneficial Ownership Reporting Compliance	43

Other Matters to Come Before the 2014 Annual Meeting	43

Stockholders Proposals and Nominations for the 2015 Annual Meeting	43

Householding of Proxy Materials	43

TRADE STREET RESIDENTIAL, INC.

19950 West Country Club Drive

Suite 800

Aventura, Florida 33180

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2014

This Proxy Statement and our 2013 Annual Report to Stockholders are available at

http://ir.tradestreetresidential.com/CorporateProfile.aspx?iid=4094472

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Residence Inn by Marriott Miami Aventura Mall, Room: Royal Palm II, 19900 W Country Club Dr, Aventura, Florida 33180, on Thursday, May 15, 2014, at 10:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Trade Street Residential, Inc. on behalf of our Board of Directors. “We,” “our,” “us,” and the “Company” refer to Trade Street Residential, Inc.

On or about April 29, 2014, we intend to make this Proxy Statement available on the Internet and to mail the proxy materials to our stockholders of record on April 17, 2014.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•	Proposal 1 (Election of Directors): The election of the five director nominees named in this Proxy Statement, each for a term expiring at the 2015 annual meeting of stockholders;

•	Proposal 2 (Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan): The approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Amended Equity Incentive Plan”); and

•	Proposal 3 (Ratification of Grant Thornton LLP): The ratification of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote as follows:

•	Proposal 1 (Election of Directors): “FOR” each of the Board of Directors nominees for election as directors;

•	Proposal 2 (Approval of the Amended Equity Incentive Plan): “FOR” the approval of the Amended Equity Incentive Plan; and

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•	Proposal 3 (Ratification of Grant Thornton LLP): “FOR” the ratification of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock, par value $0.01 per share (“Common Stock”), at the close of business on April 17, 2014, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our Common Stock constitutes the only class of securities entitled to vote at the meeting.

What are the voting rights of stockholders?

Each share of our Common Stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.

Who can attend the Annual Meeting?

All holders of our Common Stock at the close of business on the Record Date (April 17, 2014), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact Investor Relations at (786) 248-6099.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record of those shares and the proxy materials are being sent directly to you by us.

•	Beneficial owner of shares held in the street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of our Common Stock outstanding on the Record Date (April 17, 2014) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 36,576,096 shares of our Common Stock outstanding.

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If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least 10 days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters that are routine. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

Proposal 3 (ratification of Grant Thornton LLP) is the only proposal that we believe to be routine. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014, even if the broker or other nominee does not receive voting instructions from you.

Proposal 1 (election of directors) and Proposal 2 (Approval of the Amended Equity Incentive Plan) are proposals we believe are non-routine. Consequently, if you do not give your broker or other nominee instructions, your broker or other nominee will not be able to vote on this proposal, and broker non-votes may exist with respect to the election of directors. Accordingly, we urge stockholders who hold their shares through a broker or other nominee to provide voting instructions so that your shares of Common Stock may be voted on these proposals.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Meeting have the following voting requirements:

•	Proposal 1 (Election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the five director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•	Proposal 2 (Approval of the Amended Equity Incentive Plan): The affirmative vote of a majority of the votes cast is required to approve the Amended Equity Incentive Plan. For purposes of the vote on the approval of the Amended Equity Incentive Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. To satisfy the voting requirement under Section 162(m) of the Internal Revenue Code, the proposal must be approved by a majority of the votes cast on the proposal.

•	Proposal 3 (Ratification of Grant Thornton LLP): The affirmative vote of a majority of the votes cast is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014, which is considered a routine matter under Nasdaq Global Market rules. For purposes of the vote on the ratification of Grant Thornton LLP as our independent registered public accounting firm, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board of Directors, or, if no such recommendation is given, in the discretion of the proxy holders.

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How do I vote?

If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the proxy materials. The proxy materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board of Directors’ recommendations specified above under “What are the Board of Directors’ voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for our Board of Directors named in this Proxy Statement; “FOR” the approval of the Amended Equity Incentive Plan; “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the proxy materials, preparation and assembly of this Proxy Statement, the proxy card and the 2013 Annual Report, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

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Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of our IPO;

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

Our Board of Directors is currently comprised of five directors, all of whom have terms expiring at the 2014 Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by our Board of Directors for re-election to serve as directors for one-year terms until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and the Company, our Board of Directors has affirmatively determined that all of the director nominees are “independent” directors under the rules of the Nasdaq Global Market and Mack D. Pridgen III and Randolph C. Coley are “independent” directors under applicable rules of the Securities and Exchange Commission (the “SEC”).

The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board of Directors may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board of Directors. Under these circumstances, the Board of Directors may also, as permitted by our bylaws, decrease the size of our Board of Directors.

Nominees for Election for a One-Year Term Expiring at the 2015 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age(1)	Title	Director Since
Randolph C. Coley	67	Independent Director	2012
Evan Gartenlaub(2)	40	Independent Director	2014
Mack D. Pridgen III	64	Independent Chairman of the Board of Directors	2012
Michael Simanovsky(2)	30	Independent Director	2014
Adam Sklar(3)	31	Independent Director	2014

(1) Age as of April 29, 2014.

(2) Designated as directors by certain investment entities (the “Senator Investors”) managed or advised by Senator Investment Group LP, a Delaware limited partnership.

(3) Employed by Monarch Alternative Capital LP, one of our largest stockholders.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.

Randolph C. Coley. Mr. Coley has served as a director since June 2012. He retired from King & Spalding LLP, a national law firm, at the beginning of 2008 after rejoining King & Spalding in 1999 as a partner in the Houston office. He served on King & Spalding’s policy committee, operating committee, and as Managing Partner of the Houston office. From 1978 to 1996, Mr. Coley practiced corporate and securities law in the Atlanta office of King & Spalding where he headed the firm’s corporate practice. From 1996 to 1999, Mr. Coley served as the Executive Managing Director and head of investment banking at Morgan Keegan & Company. Mr. Coley has served as a member of the securities law task force of NAREIT and has spoken at several NAREIT conferences. He chaired the committee of the State Bar of Georgia that drafted the Georgia Business Combination Statute, which was enacted by the Georgia Legislature and upheld by the federal courts when challenged in connection with a hostile takeover. Mr. Coley also served as a member of the Securities Law Committee of the Corporate and Banking Law Section of the State Bar of Georgia and twice served as Chairperson of the Advanced Securities Law Seminar sponsored by that committee. Mr. Coley earned his undergraduate degree from Vanderbilt University. After working for five years as a commercial banker, he attended the Vanderbilt University School of Law, graduating in 1978. Mr. Coley currently serves on the board of directors, audit committee and nominating and corporate governance committee for Deltic Timber Corp. (NYSE:DEL), a natural resources company focused on the ownership and management of timberland, and the board of directors, compensation committee, nominating and corporate governance committee and audit committee for Gastar Exploration, Inc. (NYSE MKT:GST), a company engaged in the exploration, development and production of natural gas, natural gas liquids, oil and condensate in the United States.

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 Based on his significant experience in corporate governance and public company best practices, we have determined that Mr. Coley should serve as a director.

Evan Gartenlaub. Mr. Gartenlaub has served as a director since February 2014. Mr. Gartenlaub is general counsel of Senator Investment Group LP. Prior to joining Senator Investment Group LP in January 2010, Mr. Gartenlaub was general counsel of SPARX Investment & Research, USA, Inc. (“SPARX”) from October 2006 to December 2009. Prior to his employment at SPARX, Mr. Gartenlaub was an associate at the law firm of Schulte Roth & Zabel LLP from April 2006 to September 2006 and an associate at the law firm of Kirkland & Ellis LLP from September 2002 to March 2006. Mr. Gartenlaub received a B.A. from University of Florida, a J.D. from Northwestern University School of Law, and an MBA from Owen Graduate School of Business at Vanderbilt University. Pursuant to the stockholders agreement between the Company and the Senator Investors (the “Stockholders Agreement”), Mr. Gartenlaub was designated to our Board of Directors by the Senator Investors.

 Based on his role with the Senator Investors, demonstrated leadership abilities and legal expertise, we have determined Mr. Gartenlaub should serve as a director.

Mack D. Pridgen III. Mr. Pridgen has served as a director since June 2012. From 1997 until March 2007, Mr. Pridgen served as General Counsel, Vice President and Secretary of Highwoods Properties, Inc. (NYSE:HIW), a commercial REIT that owns and operates primarily suburban office properties, as well as industrial, retail and residential properties. Prior to joining Highwoods Properties, Inc., Mr. Pridgen was a partner with the law firm of Smith, Helms, Mulliss and Moore, LLP, with a specialized focus on the tax, corporate and REIT practices. Mr. Pridgen also served as a tax consultant for Arthur Andersen & Co. for 15 years. Mr. Pridgen received his Bachelor of Business Administration and Accounting degree from the University of North Carolina at Chapel Hill and his law degree from the University of California at Los Angeles School of Law. Mr. Pridgen serves on the board of directors and audit committee of AmREIT, Inc. (NYSE: AMRE), a REIT that owns, operates, acquires and selectively develops and redevelops neighborhood and community shopping centers.

 Based on his knowledge and experience in the area of accounting and tax, with a focus on REITs and his experience as a former executive with a publicly-traded REIT, we have determined that Mr. Pridgen should serve as a director.

Michael Simanovsky. Mr. Simanovsky is an investment professional at Senator Investment Group LP. Prior to joining Senator Investment Group LP in March 2011, Mr. Simanovsky was an investment professional with Cerberus Capital Management, LP, where he focused on originating and evaluating investment opportunities across a wide range of industries. Prior to joining Cerberus in August 2008, Mr. Simanovsky was in the Restructuring groups of both Rothschild Inc. and Houlihan Lokey Howard & Zukin, where he focused on providing advisory services to companies undergoing financial restructuring transactions. Mr. Simanovsky currently serves as a Director of DFI Capital (the holding company for Engs Commercial Finance) and K2 Towers REIT (an owner and operator of wireless communications towers). Mr. Simanovsky received a B.A. in Economics from Emory University. Pursuant to the Stockholders Agreement, Mr. Simanovsky was designated to our Board of Directors by the Senator Investors.

Based on his role with the Senator Investors and finance and capital raising experience, we have determined that Mr. Simanovsky should serve as a director.

Adam Sklar. Mr. Sklar is a Senior Investment Professional for Monarch Alternative Capital LP. He is also a co-Portfolio Manager for Monarch Structured Credit Fund, where his responsibilities also include the research and trading of RMBS. Prior to joining Monarch Alternative Capital LP in 2007, Mr. Sklar was an Analyst in the Financial Institutions Group at JP Morgan Chase & Co., where he worked on advisory and corporate finance assignments for specialty finance clients. Mr. Sklar graduated from the Goizueta Business School at Emory University, where he earned membership in Beta Gamma Sigma, the business honor society, with a B.B.A. in Finance.

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Based on his financial background and his role with Monarch Alternative Capital LP, one of our largest stockholders, we have determined that Mr. Sklar should serve as a director.

Vote Required and Recommendation

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, the five individuals with the highest number of affirmative votes will be elected to the five directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

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Proposal 2: Approval of the Amended Equity Incentive Plan

At the Annual Meeting, stockholders will be asked to approve the Amended Equity Incentive Plan, which was adopted, subject to stockholder approval, by the Board of Directors in April 2014. The Amended Equity Incentive Plan reflects the following amendments to the Company’s 2013 Equity Incentive Plan (the “Equity Incentive Plan”), which are subject to stockholder approval:

•	Increase in Aggregate Share Limit. The Amended Equity Incentive Plan authorizes a 2,500,000 share increase in the number of shares of Common Stock available for award grants under the Equity Incentive Plan to an aggregate of 2,550,852 shares. The 2,500,000 share increase represents approximately 6.84% of our total outstanding shares of Common Stock as of April 17, 2014.

•	Extension of Term of Equity Incentive Plan. The Amended Equity Incentive Plan extends the term of the Equity Incentive Plan to April 28, 2024.

•	Inclusion of Individual Limits for All Awards to the Extent Intended to Qualify as Performance-Based Compensation. The Amended Equity Incentive Plan includes the following limitations (subject to adjustment pursuant to the anti-dilution provisions of the Amended Equity Incentive Plan) with respect to awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code:

o	Options and share appreciation rights (“SARs”): The maximum aggregate number of shares of our Common Stock with respect to which options and SARs may be granted in any one fiscal year of the Company to any one participant shall be 1,000,000 shares.

o	Stock Awards: The maximum aggregate number of shares of our Common Stock with respect to which stock awards may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares.

o	Performance Units: To the extent initially denominated in shares, the maximum aggregate number of shares of our Common Stock with respect to which performance units may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares. To the extent initially denominated in other securities or property, the maximum aggregate compensation that can be paid pursuant to performance units awarded in any one fiscal year of the Company to any one participant shall be $6,000,000.

o	Other Equity-Based Awards: The maximum aggregate number of shares of our Common Stock with respect to which other equity-based awards may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares.

o	Incentive Awards: The maximum aggregate compensation that can be paid pursuant to incentive awards awarded in any one fiscal year of the Company to any one participant shall be $6,000,000 or a number of shares of our Common Stock having an aggregate fair market value not in excess of such amount.

o	Dividends and Dividend Equivalents: The maximum dividend or dividend equivalent that may be paid in any one fiscal year of the Company to any one participant shall be $6,000,000.

Background of the Plan

The Company believes that equity is a key element of the Company’s compensation package and that equity awards encourage employee loyalty to us and align employee interests directly with those of our stockholders. The Equity Incentive Plan is designed to allow the Company to provide officers, non-employee directors and non-officer employees with equity incentives that are competitive with those of companies with which we compete for talent.

On January 24, 2013, our stockholders approved, upon the recommendation of our Board of Directors, the Equity Incentive Plan to attract and retain independent directors, executive officers and other key employees and service providers. The Equity Incentive Plan provides for the grant of options to purchase shares of our Common Stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards.

The Equity Incentive Plan adopted by our stockholders in January 2013 provided that the number of shares of our Common Stock that could be issued pursuant to awards under the Equity Incentive Plan was equal to 6.0% of the total number of shares of our Common Stock issued in our initial public offering, which was completed in May 16, 2013 (the “IPO”). In connection with our initial public offering, we issued and sold an aggregate of 6,353,443 shares of our Common Stock. As a result, in accordance with the Equity Incentive Plan, 381,206 shares, or 6.0% of the total number of shares of our Common Stock sold in the IPO, were eligible for issuance pursuant to awards under the Equity Incentive Plan.

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During the period commencing upon the completion of our IPO in May 2013 and ending as of the date of this prospectus, an aggregate of 330,354 shares of our Common Stock are outstanding under the Equity Incentive Plan, after giving effect to forfeitures of shares to the Company. Accordingly, as of the date of this prospectus, only 50,852 shares of our Common Stock are available to be issued pursuant to awards under the Equity Incentive Plan.

Discussion of the Increase in Aggregate Share Limit

The Board of Directors approved the additional share authority requested under the Amended Equity Incentive Plan based on its belief that the number of shares currently available under the Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Company also believes that operation of the Equity Incentive Plan is critical to attracting and retaining employees in a competitive labor market, which is essential to the Company’s long-term growth and success.

In light of recent management changes at the Company and the continued growth of the Company’s property portfolio, the Board of Directors believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality employees it needs to move its business forward.

The Compensation Committee (which administers the Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward employees whose contributions are critical to the long-term success of the Company. The Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of fiscal 2017.

The Compensation Committee believes that the proposed amendments and additional shares are necessary for the Company to offer a competitive equity incentive program. If approved, the additional shares will be a critical factor in attracting, retaining, and rewarding the high caliber employees that are essential to the Company’s future success. The Equity Incentive Plan is the Company’s only active employee equity plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current employees. If stockholders do not approve the proposed increase in shares authorized under the plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.

Discussion of Section 162(m)

Section 162(m) of the Internal Revenue Code limits publicly held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer or the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation and compensation meeting applicable transition rule requirements are excluded from this limitation. The Amended Equity Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m), but it is not required under the Amended Equity Incentive Plan that awards qualify for this exception. Substantially all of the services rendered by our executive officers were performed on behalf of our operating partnership. The IRS has issued private letter rulings which indicate that compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner are not subject to limitation under Section 162(m) to the extent such compensation is attributable to services rendered to the operating partnership. Although we have not obtained a ruling on this issue, we believe the position taken in the rulings would apply to our operating partnership as well. However, out of an abundance of caution, we are seeking stockholder approval of the Amended Equity Incentive Plan to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code, so that we may grant awards under the Amended Equity Incentive Plan that are intended to qualify as performance-based compensation under Section 162(m), to the extent applicable. For awards under the Amended Equity Incentive Plan to qualify for the performance-based compensation exception, stockholders must approve the material terms of the Amended Equity Incentive Plan under which the awards are paid. The material terms of the Amended Equity Incentive Plan include (i) the employees eligible to receive awards under the Amended Equity Incentive Plan, (ii) a description of the business criteria on which the performance goals are based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goals are attained. This information is provided in the description of the Amended Equity Incentive Plan below. Notwithstanding the foregoing, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Amended Equity Incentive Plan will be deductible under all circumstances to the Section 162(m) is applicable.

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Description of the Equity Incentive Plan

The complete text of the Amended Equity Incentive Plan is set forth as Appendix A hereto. The following is a summary of the material features of the Equity Incentive Plan and is qualified in its entirety by reference to Appendix A. A marked copy of the Amended Equity Incentive Plan that shows the changes to the Equity Incentive Plan is set forth as Appendix B hereto. For ease of reference, the marked copy of the Amended Equity Incentive Plan shows the deleted text through strikethrough format and added text underlined.

The Equity Incentive Plan provides for the issuance of options to purchase shares, stock awards, SARs, performance units, incentive awards and other equity-based awards. Each option granted pursuant to the Equity Incentive Plan is designated at the time of grant as either an option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, referred to as an incentive share option, or as an option that is not intended to so qualify, referred to as a nonqualified option.

Administration.  The Equity Incentive Plan is administered by our Compensation Committee, although the Compensation Committee may delegate its authority and administrative responsibilities under the Equity Incentive Plan to one or more officers. As used in this summary, the term “Compensation Committee” means the Compensation Committee, its delegate or the independent directors, as appropriate. The Compensation Committee generally has the authority, within limitations described in the Equity Incentive Plan, (i) to establish rules and policies concerning the Equity Incentive Plan, (ii) to determine the persons to whom options, SARs, share awards, performance units, incentive awards and other equity-based awards may be granted, (iii) to fix the number of shares to be covered by each award and (iv) to set the terms of each award. Each type of award is described below.

Eligibility.  All of our and our affiliates’ employees, including affiliates that becomes affiliates after the adoption of the Equity Incentive Plan, and our any members of the Board of Directors are eligible to participate in the Equity Incentive Plan. In addition, any individual who provides significant services to us or our affiliates, including individuals who provide services to us or our affiliates by virtue of employment with, or providing services to Trade Street Operating Partnership, LP (the “Operating Partnership”), if the Compensation Committee determines, in its sole discretion, that participation of such individual is in our best interest. Because participation and the types of awards under the Equity Incentive Plan are discretionary, the benefits or amounts that will be received by any participant or group of participants if the Amended Equity Incentive Plan is approved are not currently determinable. However, as of April 17, 2014, Ryan Hanks had 58,866 shares that have not yet vested under the Equity Incentive Plan. All current executive officers as a group had 79,997 shares that have not yet vested under the Equity Incentive Plan. All current directors who are not executive officers, each of whom is a nominee for election as a director, as a group had no shares that have not yet vested under the Equity Incentive Plan. No associates of such directors, executive officers or nominees have received options under the Equity Incentive Plan. All employees and directors as a group had 138,864 shares that have not yet vested under the Equity Incentive Plan. The closing price of the Company’s Common Stock on the Nasdaq Global Market on April 17, 2014, was $7.75.

Shares Authorized.  Upon stockholder approval of the Amended Equity Incentive Plan, the maximum aggregate number of Common Stock that may be issued under the Equity Incentive Plan will be increased by 2,500,000 shares to a total of 2,881,206 shares. If any award or grant under the Equity Incentive Plan (including special class of partnership interest in our Operating Partnership (“LTIP Units”)) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of shares of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units will be available for the grant of other options, SARs, stock awards, other equity-based awards and settlement of incentive awards and performance units under the Equity Incentive Plan.

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The Equity Incentive Plan’s aggregate share authorization, the individual grant limitations (described below) and the terms of outstanding awards shall be adjusted as the Compensation Committee determines is equitably required to reflect stock dividends, stock splits, combination or exchange of stock or other changes in the Company’s capitalization.

Individual Award Limitations. Upon stockholder approval of the Amended Equity Incentive Plan and subject to adjustment pursuant to the anti-dilution provisions of the Amended Equity Incentive Plan, the following limits apply to awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code: (i) the maximum aggregate number of shares of our Common Stock with respect to which options and SARs may be granted in any one fiscal year of the Company to any one participant shall be 1,000,000 shares; (ii) the maximum aggregate number of shares of our Common Stock with respect to which stock awards may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares; (iii) to the extent initially denominated in shares, the maximum aggregate number of shares of our Common Stock with respect to which performance units may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares, and, to the extent initially denominated in other securities or property, the maximum aggregate compensation that can be paid pursuant to performance units awarded in any one fiscal year of the Company to any one participant shall be $6,000,000; (iv) the maximum aggregate number of shares of our Common Stock with respect to which other equity-based awards may be granted in any one fiscal year of the Company to any one participant shall be 750,000 shares; (v) the maximum aggregate compensation that can be paid pursuant to incentive awards awarded in any one fiscal year of the Company to any one participant shall be $6,000,000 or a number of shares of our Common Stock having an aggregate fair market value not in excess of such amount; and (vi) the maximum dividend or dividend equivalent that may be paid in any one fiscal year of the Company to any one participant shall be $6,000,000.

Options.   An option issued under the Equity Incentive Plan entitles a participant to purchase shares from us at the option price. Subject to the provisions of the Equity Incentive Plan and the applicable agreement, an option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Compensation Committee will determine; provided, however, that incentive share options may not be first exercisable in a calendar year for shares of our Common Stock having an aggregate fair market value (determined as of the date an option is granted) exceeding $100,000. The exercise of an option will result in the termination of any corresponding SAR to the extent of the number of shares of our Common Stock with respect to which the option is exercised.

The option price is fixed by the Compensation Committee at the time the option is granted, but the price cannot be less than the shares’ fair market value on the date of grant. Except to reflect share dividends, share splits, consolidations of shares and other changes in the Company’s capitalization, the option price of an outstanding option may not be reduced, whether through amendment, cancellation, replacement grant or other means, without the approval of stockholders. The term of an option cannot exceed ten years.

SARs.  SARs may be granted under the Equity Incentive Plan in relation to option grants (“Corresponding SARs”) or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the participant must surrender unexercised that portion of the option to which the Corresponding SAR relates and vice versa. Except to reflect share dividends, share splits, consolidations of shares and other changes to the Company’s capitalization, the initial value of an outstanding SAR may not be reduced, whether through amendment, cancellation, replacement grant or other means, without the approval of stockholders. The amount payable upon the exercise of an SAR may be paid in cash, Common Stock, or a combination of the two as determined by the Compensation Committee.

Stock Awards.  Under the Equity Incentive Plan, participants may be granted stock awards (i.e., awards of stock that may be nontransferable or forfeitable or both unless certain conditions prescribed by the Compensation Committee, in its discretion, are satisfied). These conditions may include, for example, a requirement that participant achieve performance-related objectives such as those described below. A participant has the right to vote the shares subject to a stock award and can receive dividends thereon, even during the period the stocks are nonvested and nontransferable.

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Performance Units.  The Equity Incentive Plan also provides for the award of performance units. A performance unit entitles the participant to receive a payment in Common Stock or other securities or property if certain objectives are satisfied. The Compensation Committee prescribes the requirements that must be satisfied before a performance unit is earned. Those requirements may be based on performance-related objectives such as those described below. To the extent that performance units are earned, the obligation may be settled in cash, in Common Stock, by other securities or property or by a combination thereof as determined by the Compensation Committee. The period in which performance is measured will be set by the Compensation Committee.

Equity-Based Awards.  The Equity Incentive Plan also authorizes the Compensation Committee to make other equity-based awards. These awards may be in the form of Common Stock or other equity interests, including LTIP Units. The terms and conditions of an equity-based award will be prescribed by the Compensation Committee consistent with the terms of the Equity Incentive Plan. The equity-based awards may be settled in cash, Common Stock, or a combination of the two as determined by the Compensation Committee; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock will not be counted as additional shares of Common Stock issued under the Equity Incentive Plan to the extent previously counted as issued under the Equity Incentive Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Compensation Committee in its discretion

Incentive Awards.  The Compensation Committee, at the time an incentive award is made, will specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the incentive award will be earned only to the extent that the participant, the Company or an affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Compensation Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Compensation Committee may exclude any or all special, unusual, or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Compensation Committee may also adjust the performance goals for any incentive award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Compensation Committee may determine. Such terms and conditions also may include other limitations on the payment of incentive awards including, by way of example and not of limitation, requirements that the participant complete a specified period of employment or service with the Company or an affiliate or that the Company, an affiliate, or the participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an incentive award.

Performance Criteria and Goals. The Compensation Committee, in its sole discretion, may determine whether any award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Compensation Committee may in its sole discretion also grant awards that are not intended to qualify as performance-based compensation. Unless otherwise specified by the Compensation Committee at the time of grant, the performance criteria with respect to a stock award, performance unit award, other equity-based award, or incentive award intended to be performance-based compensation payable to a “covered employee” shall be determined on the basis of U.S. generally accepted accounting principles. In determining the amount earned under each such award, unless otherwise provided in an award agreement, the Compensation Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Compensation Committee may deem relevant, including the assessment of individual or corporate performance for the applicable performance period. For stock awards, performance unit awards, other equity-based awards, or incentive awards intended to qualify as performance-based compensation, the performance criteria that may be used to establish performance goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) sales-related goals; (xxvi) comparisons with other stock market indices; (xxvii) operating efficiency; (xxviii) employee satisfaction; (xxix) financing and other capital raising transactions; (xxx) recruiting and maintaining personnel; and (xxxi) year-end cash, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

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The Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

Change in Control.  If we experience a change in control, the Compensation Committee is authorized to cause (i) outstanding options and SARs to become fully exercisable, (ii) outstanding stock awards to become transferable and nonforfeitable and (iii) outstanding performance units, incentive awards and other equity-based awards to become earned and nonforfeitable in their entirety.

The Compensation Committee also may take any of the following actions with respect to any or all outstanding grants: (1) determine that outstanding options, SARs, stock awards, incentive awards, performance units or other equity-based awards will be assumed by, or replaced with comparable awards, of the surviving entity or its affiliates or (2) determine that outstanding options. SARs, stock awards, incentive awards, performance units or other equity-based awards will be cancelled in exchange for a payment equal to (i) the amount by which the price per share received by stockholders in the change in control exceeds the option price or initial value in the case of an option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a stock award, performance unit or other equity-based award or (iii) the value of the other securities or property in which the performance unit or other equity-based award is denominated. If the option price or initial value exceeds the price per share received by stockholders in the change in control transaction, the option or SAR may be cancelled under without any payment to the participant.

Amendment; Termination.  Our Board of Directors may amend or terminate the Equity Incentive Plan at any time; provided that that no amendment may adversely impair the rights of participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to participants under the Equity Incentive Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Equity Incentive Plan (except as provided in the Equity Incentive Plan) or materially modify the requirements as to eligibility for participation in the Equity Incentive Plan.

REIT Status. The Equity Incentive Plan will be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award will be granted or awarded, and with respect to any award granted under the Equity Incentive Plan, such award will not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by the Company’s Articles of Amendment and Restatement, or (ii) if, in the discretion of the Compensation Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

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Federal Income Taxes.

The following is a brief description of the principal federal income tax consequences relating to equity awards granted under the Equity Incentive Plan. This summary is based on our understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

Consequences to Optionholder.

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of incentive share options or nonqualified options under the Equity Incentive Plan.

Exercise. The exercise of an incentive share option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the incentive share option no later than three months following the termination of the optionholder’s employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our Common Stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of a nonqualified option will be subject to both wage and employment tax withholding if the optionholder is an employee.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified option, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

Qualifying Disposition. If an optionholder disposes of shares of our Common Stock acquired upon exercise of an incentive share option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the incentive share option, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of our Common Stock acquired upon the exercise of an incentive share option (other than in certain tax free transactions) within two years from the date on which the incentive share option was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the incentive share option, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share's fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized in a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our Common Stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

Other Disposition. If an optionholder disposes of shares of our Common Stock acquired upon exercise of a nonqualified option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive share options as discussed above) will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

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Alternative Minimum Tax. Alternative minimum tax (“ATM”) is payable if and to the extent the amount thereof exceeds the amount of the taxpayer's regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income.

For AMT purposes, the spread upon exercise of an incentive share option (but not a nonqualified option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the incentive share option shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

Consequences to the Company.

There are no federal income tax consequences to the Company by reason of the grant of incentive share options or nonqualified options or the exercise of an incentive share option (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a nonqualified option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our tax reporting obligations. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive share option, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

We will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a nonqualified option or upon a disqualifying disposition of an incentive share option. We will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by employee optionholders upon the exercise of a nonqualified option, but not upon a disqualifying disposition of an incentive share option.

Share Appreciation Rights

A participant generally will not realize taxable income at the time a SAR is granted. Upon settlement of a SAR, the participant will recognize as ordinary income the amount of cash received or, if the right is paid in shares of our Common Stock, the fair market value of such shares at the time of payment. We will generally be allowed a tax deduction in the taxable year the participant includes the amount in income.

Stock Awards

A participant generally does not realize taxable ordinary income as a result of receiving a stock award, and we are not entitled to a deduction for federal income tax purposes at the time of the grant, provided that the shares are not transferable and are subject to restrictions constituting a “substantial risk of forfeiture.” When the restrictions lapse, the participant will be deemed to have received taxable ordinary income equal to the fair market value of the shares underlying the award at the time of lapse. An amount equal to the compensation included in the participant's income will generally be deductible by us in the taxable year of inclusion. The participant's tax basis in the shares will be equal to the fair market value of such shares on the date the restrictions lapse. Any gain realized upon disposition of such shares is taxable as capital gain income, with the applicable tax rate depending upon, among other things, how long such shares were held following the lapse of the restrictions.

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Under certain circumstances, a participant may, within thirty days after transfer of the shares, irrevocably elect under section 83(b) of the Internal Revenue Code to include in the year in which such shares are transferred as gross income, the fair market value of such shares, which is determined as of the date of transfer and without regard to any restriction other than a restriction that by its terms will never lapse. A copy of this election must be provided to us. The basis of such shares will be equal to the amount included in income. The holding period for capital gains purposes begins when the shares are transferred to the participant. If such shares are forfeited before the restrictions lapse, the forfeiture will be treated as a sale or exchange and no tax deduction will be allowed for the amount included in income as a result of the original election.

Performance Units, Incentive Awards and Other Equity-Based Awards

Performance units, incentive awards and other equity-based awards granted under the Equity Incentive Plan are generally not subject to tax at the time of the award but are subject to ordinary income tax at the time of payment, whether paid in cash or shares of our Common Stock. With respect to such awards, we generally will be allowed a tax deduction for the amount included in the taxable income of the participant in the taxable year of inclusion.

Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards granted under the Equity Incentive Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state, local or foreign tax consequences.

Vote Required and Recommendation

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the approval of the Amended Equity Incentive Plan. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED EQUITY INCENTIVE PLAN.

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Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors, which is composed entirely of independent directors, has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board of Directors has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Grant Thornton LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Grant Thornton LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Relationship with Independent Registered Public Accounting Firm

Our consolidated financial statements for the year ended December 31, 2013 have been audited by Grant Thornton LLP, which served as our independent registered public accounting firm for that year.

The following summarizes the fees billed by Grant Thornton LLP for services performed for the year ended December 31, 2013:

Year Ended December 31, 2013
Audit Fees(1)	$1,383,724
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$1,383,724

(1)	Audit Fees for 2013 include fees for the audit of our accounting predecessor and certain properties acquired, and certain additional services associated with our initial public offering, including reviewing registration statements and the issuance of comfort letters and consents.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	our Board of Directors is not classified, with each of our directors subject to re-election annually;

•	of the five persons who serve on our Board of Directors, our Board of Directors determined that all of our directors satisfy the listing standards for independence of the Nasdaq Global Market and that two of our directors satisfy the listing standards for independence of Rule 10A-3 under the Exchange Act;

•	at least one of our directors qualifies as an “Audit Committee financial expert” as defined by the SEC;

•	we comply with the requirements of the Nasdaq Global Market listing standards, including having committees comprised solely of independent directors, except that the Audit Committee of our Board of Directors is currently comprised of two members pursuant to our reliance on the one-year cure period provided by the Nasdaq Listing Rules (the “Listing Rules”);

•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

•	we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the Nasdaq Global Market, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

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The table below provides membership information for each of the committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Randolph C. Coley	X		X (Chairperson)
Evan Gartenlaub			X
Mack D. Pridgen III*	X (Chairperson)	X
Michael Simanovsky		X (Chairperson)	X
Adam Sklar		X

__________________

* Audit committee financial expert.

Audit Committee

The Audit Committee is comprised of Messrs. Pridgen and Coley. Mr. Pridgen, the chairman of the Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and Nasdaq Global Market corporate governance listing standards. We adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

•	our accounting and financial reporting processes;

•	the integrity and audits of our consolidated financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent public accountants; and

•	the performance of our independent auditors and any internal auditors.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual Proxy Statement.

Rule 5605 of the Listing Rules generally requires that all listed companies’ audit committees be comprised of three members, although Listing Rule 5605(c)(4)(B) provides a specified cure period to fill any Audit Committee vacancy created by the resignation of an audit committee member. On March 13, 2014, James Boland resigned as a director of the Company. As a result of Mr. Boland’s resignation, the Audit Committee of the Board of Directors of the Company is currently comprised of two members. On March 18, 2014, the Company received a letter from the Nasdaq Global Market acknowledging that the Company no longer complies with the requirement of Listing Rule 5605. The letter also acknowledges that the Listing Rules provide a cure period pursuant to which the Company must regain compliance no later than the earlier of the Company’s next annual meeting of stockholders or March 13, 2015 (or, if such meeting is held before September 9, 2014, by September 9, 2014). The Company intends to add a third member to its Audit Committee on or before September 9, 2014.

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, the Audit Committee met four times, including telephonic meetings.

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Compensation Committee

The Compensation Committee is comprised of Messrs. Pridgen, Simanovsky and Sklar, with Mr. Simanovsky serving as chairman. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•	evaluating the performance and compensation of our Chief Executive Officer;

•	reviewing and approving the compensation and benefits of our executive officers and members of our Board of Directors;

•	administering our compensation, stock option, stock purchase, incentive or other benefit plans; and

•	producing an annual report on executive compensation for inclusion in our proxy statement after reviewing our compensation discussion and analysis.

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, the Compensation Committee met four times, including telephonic meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Messrs. Coley, Gartenlaub and Simanovsky, with Mr. Coley serving as chairman. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

•	assisting the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors and to recommend to the Board of Directors the director nominees for each annual meeting of stockholders;

•	assisting the Board of Directors in the event of any vacancy on the Board of Directors by identifying individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors qualified individuals to fill any such vacancy;

•	developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company (“Corporate Governance Guidelines”) when required; and

•	monitoring, overseeing and reviewing compliance with the Corporate Governance Guidelines and all other applicable policies of the Company as the Nominating and Corporate Governance Committee or the Board of Directors deems necessary or desirable.

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, the Nominating and Corporate Governance Committee met one time, including telephonic meetings.

Legal Proceedings

In the normal course of business, we are subject to claims, lawsuits and legal proceedings. While it is not possible to ascertain the ultimate outcome of such matters, in management’s opinion, the liabilities, if any, in excess of amounts provided or covered by insurance, are not expected to have a material adverse effect on our financial position, results of operations or liquidity. As of December 31, 2013, the Company is not aware of any claims or potential liabilities that would need to be accrued or disclosed.

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Director Selection Process

The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including any director or executive officer of the Company, or by any stockholder if made in accordance with the Company’s Articles of Amendment and Restatement, the Company’s bylaws and applicable law. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified director candidates.

As part of the candidate identification process, the Nominating and Corporate Governance Committee will develop and recommend criteria for the selection of new directors to the Board of Directors, including, but not limited to, age, skills, experience, time availability (including the number of other boards he or she sits on in the context of the needs of the Board of Directors and the Company) and such other criteria as the Nominating and Corporate Governance Committee shall determine to be relevant at the time. The Nominating and Corporate Governance Committee shall have the power to apply such criteria in connection with the identification of individuals to be board members, as well as to apply the standards for independence required by the Listing Rules and all applicable federal laws in connection with such identification process. Once director candidates have been identified, the Nominating and Corporate Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee’s process of recommending director candidates. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed.

After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee will recommend to the Board of Directors the nomination of a number of candidates equal to the number of director vacancies that will exist at the Annual Meeting of stockholders. The Board of Directors will then select the Board of Directors’ director nominees for stockholders to consider and vote upon at the stockholders’ meeting.

Pursuant to the Stockholders Agreement, the Company has agreed to maintain a Board of Directors with no more than nine members and the Senator Investors are entitled to nominate to the Board of Directors the following numbers of directors, based on the Investor’s collective ownership in the Company:

•	two directors if the Senator Investors’ collective ownership is greater than 19.9% of the Company’s outstanding Common Stock;
•	one director if the Senator Investors’ collective ownership is at least 4.9%, but less than 19.9% of the Company’s outstanding Common Stock; and
•	no directors if the Senator Investors’ collective ownership is less than 4.9% of the Company’s outstanding Common Stock.

As of April 17, 2014, Senator Investors owned 25.5% of the Company’s outstanding Common Stock and have appointed Michael Simanovksy and Evan Gartenlaub as their designated members of the Company’s Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law or Nasdaq Global Market regulations.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, on our website at www.tradestreetresidential.com under the “Investors” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Investor Relations, 19950 W. Country Club Drive, Suite 800, Aventura, Florida 33180. Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

Independence of Directors

Nasdaq Global Market listing standards require Nasdaq-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the Nasdaq Global Market listing standards, a director of a company qualifies as “independent” if the director is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the listed company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors currently has five directors, all of whom our Board of Directors affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the Nasdaq Global Market and under applicable rules of the SEC.

Board Leadership Structure

Separate Chairman and Chief Executive Officer Positions

The roles of Chairman and Chief Executive Officer are held by two different individuals, Mr. Pridgen and Mr. Ross, respectively. The separation of the roles of Chairman and Chief Executive Officer allows our Chief Executive Officer to focus his time and energy on operating and managing the Company and leverages the Chairman’s experience and perspectives. Our Board of Directors continues to believe that our current leadership structure, including separate positions of Chairman and Chief Executive Officer, provides an effective leadership model for the Company and the benefit of the distinct abilities and experience of both individuals.

Board of Directors and Committee Meetings

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, the Board of Directors met eight times, including telephonic meetings. Each director attended at least 75% of Board of Directors and applicable committee meetings on which he or she served during his or her period of service. Directors are expected to attend, in person or by telephone, all Board of Directors meetings and meetings of committees on which they serve. In addition, pursuant to our Corporate Governance Guidelines, directors are expected to attend the Company’s annual meetings of stockholders.

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Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines and the Nasdaq Global Market listing standards, in order to promote open discussion among non-management directors, our Board of Directors meets in executive sessions without management participation at least quarterly. In addition, our Corporate Governance Guidelines provide that if the group of non-management directors includes directors who are not independent, as defined in the Nasdaq Global Market’s listing standards, at least one such executive session convened per year shall include only independent directors. The Chairman of the Board of Directors presides at these sessions. During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, the independent directors met one time in executive session.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board of Directors by sending written correspondence to the Secretary of Trade Street Residential, Inc., 19950 West Country Club Drive, Suite 800, Aventura, Florida 33180, who will then directly forward such correspondence to the Chairman. The Chairman will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board of Directors.

Restrictions on Transactions by Directors and Officers

The Company has adopted an Insider Trading Policy (the “Insider Trading Policy”) which provides guidelines with respect to transactions in the securities of the Company (the “Company Securities”) and the handling of confidential information about the Company and the companies with which the Company does business. The Insider Trading Policy is applicable to all officers of the Company and its subsidiaries, all members of the Board of Directors and all employees of the Company and its subsidiaries. Persons subject to this policy have ethical and legal obligations to maintain the confidentiality of information about the Company and to not engage in transactions in securities of the Company while in possession of material nonpublic information. Each individual is responsible for making sure that he or she complies with this policy, and that any family member, household member or entity whose transactions are subject to the Insider Trading Policy also comply with the policy.

Under the Insider Trading Policy, persons subject to the policy may not engage in short sales of the Company Securities, transactions in put options, call options or other derivative securities, on an exchange or in any other organized market, or hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Moreover, persons subject to the Insider Trading Policy are subject to the following restrictions:

Short-Term Trading. Any director, officer or other employee of the Company who purchases Company Securities in the open market may not sell any Company Securities of the same class during the six months following the purchase (or vice versa).

Margin Accounts and Pledged Securities. Directors, officers and other employees are prohibited from holding Company Securities in a margin account or otherwise pledging Company Securities as collateral for a loan. An exception to this prohibition may be granted where the individual wishes to pledge Company Securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any director, officer or employee who wishes to pledge Company Securities as collateral for a loan must submit a request for approval to the General Counsel.

Standing and Limit Orders. The Company discourages placing standing or limit orders on Company Securities. If a person subject to the Insider Trading Policy determines that they must use a standing order or limit order, the order must be limited to a short duration and should otherwise comply with the restrictions and procedures in the Insider Trading Policy.

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Director Compensation

Our Board of Directors had approved an annual retainer fee for 2013 of $35,000 to each of our independent directors for services as a director, which was paid, at each director’s election, in fully-vested shares of our Common Stock upon completion of our IPO with each non-employee director at such time receiving 3,500 shares of our Common Stock. We issued an aggregate of 21,000 shares of our Common Stock to our non-employee directors as their 2013 annual retainer. We paid additional annual fee of $7,500 to the chair of the audit committee, an additional annual fee of $3,500 to the chair of the compensation committee and an additional annual fee of $3,500 to the chair of the nominating and corporate governance committee and any other committee of our Board of Directors. All members of our Board of Directors received additional compensation of $2,000 per meeting, payable in cash, and were entitled to reimbursement for their reasonable out-of-pocket costs and expenses in attending our Board of Directors meetings.

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, annual retainers for independent directors were based on the following schedule:

Annual Base Board of Directors Retainer	Annual Audit Committee Chair Retainer	Annual Compensation Committee Chair Retainer	Annual Nominating and Corporate Governance Committee Chair Retainer
$35,000	$7,500	$3,500	$3,500

Director Compensation Table

The following table provides information on the compensation of our directors for the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013.

Name	Fees earned or paid in cash		Total
James Boland(1)	$39,000	(4)	$39,000
Randolph C. Coley	$40,750	(4)	$40,750
Evan Gartenlaub(2)	—		—
Lewis Gold(3)	$40,750	(4)	$40,750
Mack D. Pridgen III	$42,750	(4)	$42,750
Adam Sklar(2)	—		—
Michael Simanovsky (2)	—		—
Sergio Rok(1)	$39,000	(4)	$39,000

(1) Messrs. Boland and Rok resigned as directors effective March 13, 2014.

(2) Messrs. Gartenlaub, Sklar and Simanovksy joined our Board of Directors in January 2014, and have waived their rights to receive compensation from the Company for their services as directors.

(3) Mr. Gold resigned as a director effective February 12, 2014.

(4) $35,000 of this amount represents fees earned by the director in cash, but payable in shares of Common Stock at the election of the director. The value was determined based on the fair market value on the date of grant based on the IPO price per share.

* David Levin served as a non-executive director of the Company until he was hired as the Company’s President in September 2013. Mr. Levin resigned as a director and as President of the Company effective March 18, 2014. For the fees paid to Mr. Levin for his services as a director, see “Compensation of Executive Officers—Summary Compensation Table.”

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of the Board of Directors are Messrs. Pridgen, Simanovsky and Sklar, with Mr. Simanovsky serving as chairman, each of whom is an independent director. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee. Accordingly, during the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Executive officers are elected annually by our Board of Directors and serve at the Board of Directors’ discretion.

Name	Age(1)	Title
Richard H. Ross	55	Chief Executive Officer, Chief Financial Officer and President
Ryan Hanks	33	Chief Investment Officer and Interim Chief Operating Officer
Arthur Levine	56	Chief Accounting Officer

(1)	Age as of April 29, 2014.

Set forth below are descriptions of the backgrounds of each of our executive officers.

Richard H. Ross. Mr. Ross has served as our Chief Financial Officer since August 2013 and was appointed interim Chief Executive Officer and interim President in February 2014, having previously served as a financial consultant to the Company from February 2013 to August 2013. In April 2014, the Board of Directors removed the “interim” designation from Mr. Ross’s titles and Mr. Ross was appointed as permanent Chief Executive Officer and President. In March 2011, Mr. Ross founded Chiron Consulting, LLC, an independent financial and operations consultancy, where he worked until becoming our Chief Financial Officer. From April 1998 to December 2010, Mr. Ross served as the Chief Financial Officer for Branch Properties, LLC, a private real estate investment firm primarily focused on the operation and development of multifamily communities and high-quality neighborhood shopping centers located in the southeastern United States. From April 1997 to April 1998, Mr. Ross served as the Chief Financial Officer of Gearon Communications. Mr. Ross is a Certified Public Accountant in the states of Florida and Georgia.

Ryan Hanks. Mr. Hanks has served as our Chief Investment Officer since our recapitalization in June 2012 and was appointed interim Chief Operating Officer in February 2013. He has served as Managing Principal for Trade Street Capital, LLC since May 2009. Mr. Hanks is responsible for overseeing our investment and operating strategy. Mr. Hanks has over 10 years of real estate experience in acquiring, developing, and brokering apartment communities. Before joining Trade Street, from January 2008 to May 2009, Mr. Hanks was a director of a small, private multifamily real estate company. Mr. Hanks was responsible for transactional activity with the firm and helped increase the company from 4 employees to over 50. Prior to that, from January 2006 to January 2008, Mr. Hanks was with Apartment Realty Advisors, the nation’s second largest apartment brokerage firm specializing in the disposition of multifamily communities on behalf of private and institutional investors. Prior to joining Apartment Realty Advisors, Mr. Hanks served as Vice President of Development and Acquisitions for a company that specialized in the ownership, management, and development of multifamily communities across the country. He was responsible for sourcing investment and development opportunities in the Mid-Atlantic and South East. Mr. Hanks is a member of the Charlotte Apartment Association, Urban Land Institute, National Multi-Housing Council, and the Center for Transit Oriented Development. Mr. Hanks received his B.S. in business management from Liberty University.

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Arthur Levine. Mr. Levine has been our Chief Accounting Officer since our restructuring in June 2012. Prior to joining us, from April 2010 to May 2012, Mr. Levine was the Chief Financial Officer of IVAX Diagnostics, Inc., a publicly traded and fully integrated in vitro diagnostics company that develops, manufactures and distributes diagnostic reagents, test kits and instrumentation worldwide, primarily for autoimmune and infectious diseases. From 2005 to 2009, he was employed by Airspan Networks Inc., a publicly traded vendor of wireless products and solutions, where he served as Vice President – Finance and Controller. From 2003 through 2005, Mr. Levine served as Director of Finance of DentaQuest Ventures, Inc., a privately-held third party administrator and insurer of dental benefits. From 1995 through 2003, Mr. Levine was employed by Scitex Corporation Ltd., a publicly traded manufacturer of digital printing equipment, where he served in a number of financial roles, including Vice President and Corporate Controller. Mr. Levine worked at Ernst & Young from 1984 through 1995. He received his B.S. from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant in the State of New York.

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COMPENSATION OF EXECUTIVE OFFICERS

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

The compensation of Messrs. Baumann, Levin, Ross, Hanks and Lopez identified in our Summary Compensation Table, whom we refer to as named executive officers (“NEOs”), consists of a combination of base salary, bonuses, other benefits and equity-based compensation. Messrs. Baumann, Levin and Lopez are former executive officers and members of the Board of Directors of the Company.

During the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, only Messrs. Baumann, Levin and Ross served pursuant to written or oral employment agreements. See “—Employment Agreements” below.

Summary Compensation Table

The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal year ended December 31, 2012 and December 31, 2013. Our NEOs for 2012 consisted of the following people: Michael Baumann, Bert Lopez, and Ryan Hanks.

Name and Principal Position	Year	Salary		Bonus	Stock Awards(1)	All Other Compensation		Total
Michael Baumann	2013	$474,231	(2)	—	$505,887	$18,000	(5)	$998,118
Former Chairman and Chief Executive Officer(4)	2012	$292,020	(3)	$350,000	—	$12,000	(5)	$654,020
David Levin	2013	$144,230		—	$557,000	—		$701,230
Former Vice-Chairman and President(6)
Richard Ross	2013	$59,904		—	—	$12,641	(8)	$72,545
Chief Executive Officer, Current Chief Financial Officer and President(7)
Ryan Hanks	2013	$150,000		—	$548,042	—		$698,042
Chief Investment Officer and Interim Chief Operating Officer(9)	2012	$42,628	(3)	$200,000	—	—		$242,628
Bert Lopez	2013	$111,734		—	$385,572	$40,385	(11)	$537,691
Former Chief Financial Officer and Chief Operating Officer(10)	2012	$87,900	(3)	$100,000	—	—		$187,900

(1)	Based on the grant date fair market value determined in accordance with FASB Accounting Standards Codification Topic 718.
(2)	Until September 26, 2013, Mr. Baumann received an annual base salary of $500,000. At such time, the Company and Mr. Baumann entered into an employment agreement and Mr. Baumann’s base salary was changed to $400,000.
(3)	Represents salaries paid to our named executive officers for the period from June 1, 2012 to December 31, 2012.
(4)	Mr. Baumann served as our Chairman and Chief Executive Officer for the period from June 1, 2012 to February 23, 2014. In connection with Mr. Baumann’s resignation, we entered into a separation agreement with Mr. Baumann. See “Compensation of Executive Officers—Employment Agreements and Other Agreements.” As a result of Mr. Baumann’s resignation on February 23, 2014, Mr. Baumann received a lump-sum cash payment in the amount of $2,250,000, less taxes required to be withheld and reimbursement of expenses incurred by the Company, a lump sum payment of $8,582.57 representing the payment for health insurance, and for a period of 12 months ending on February 23, 2015, a monthly amount equal to the monthly rent on 2,500 square feet of office space at market rental rates, it being presumed that any “all-in” rental rate (including rent, tenant improvement charges, expense pass-through amounts and other costs) of $40.00 per square foot or less is a market rate. Additionally, the 54,338 shares of restricted stock that Mr. Baumann received under the Equity Incentive Plan upon the completion of the IPO became fully-vested on February 23, 2014.

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(5)	Represents car allowance.
(6)	Mr. Levin served as Vice-Chairman and President from July 22, 2013 to March 18, 2014. While he was not a named executive officer for the year ended December 31, 2012, he is a named executive officer for the year ending December 31, 2013. Mr. Levin served as a non-executive director of the Company until he was hired as the Company’s President in September 2013 and earned a fee of $35,000 in cash, but payable in shares of Common Stock at Mr. Levin’s election, for his services as director. On September 30, 2013 Mr. Levin received 75,000 fully-vested shares of Common Stock under our Equity Incentive Plan. As a result of Mr. Levin’s resignation on March 18, 2014, Mr. Levin received 375,000 fully vested shares of Common Stock and a lump sum payment of $8,583.00 representing the payment for health insurance as required under the employment agreement between Mr. Levin and the Company.
(7)	Mr. Ross was appointed Chief Financial Officer on August 27, 2013 and interim Chief Executive Officer and interim President on February 23, 2014.
(8)	Represents apartment allowance and related expenses.
(9)	Mr. Hanks was appointed Chief Investment Officer on June 1, 2012 and interim Chief Operating Officer on February 23, 2014.
(10)	Mr. Lopez served as our Chief Financial Officer and Chief Operating Officer for the period from June 1, 2012 to August 27, 2013 and September 13, 2013, respectively. In connection with Mr. Lopez’s resignation as Chief Operating Officer, we entered into a separation agreement with Mr. Lopez pursuant to which we agreed to pay Mr. Lopez a severance payment equal to $150,000 payable over 12 equal monthly installments, as well as COBRA continuation coverage premiums under our major medical group health plan for a period of up to 12 months. Additionally, the 58,866 shares of restricted stock that Mr. Lopez received under the Equity Incentive Plan upon the completion of the IPO became fully-vested on September 20, 2013.
(11)	Represents amount paid under severance in 2013. Mr. Lopez is entitled to $150,000 in severance paid in monthly installments over one year.

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Outstanding Equity Awards at Fiscal Year-End December 31, 2013

The following table sets forth the outstanding equity awards for each NEO as of December 31, 2013.

Name and Position	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Baumann(1) Former Chairman and Chief Executive Officer	54,338	$343,960	54,338	$343,960
Bert Lopez Former Chief Financial Officer and Chief Operating Officer	—	$—	—	$—
David Levin Former Vice-Chairman and President	—	$—	—	$—
Richard Ross Chief Financial Officer, Chief Executive Officer and President	—	$—	—	$—
Ryan Hanks Chief Investment Officer and interim Chief Operating Officer	58,866	$372,622	58,866	$372,622

___________________

(1) All of Mr. Baumann’s 54,338 shares of restricted stock became fully-vested on February 23, 2014.

Employment Agreements and Other Agreements

Employment Agreements

The employment agreements for Messrs. Baumann, Levin and Ross described below were in effect as of December 31, 2013. The employment agreements for Messrs. Baumann and Levin were terminated in connection with their respective resignations from the Company. See “—Separation Agreement with Michael Baumann” and “—Separation Agreement with David Levin.” The employment agreement for Mr. Ross was terminated in connection with his entry into a new employment agreement on April 28, 2014. See “—New Employment Agreement with Richard Ross.”

On September 26, 2013, we entered into employment agreements with Messrs. Baumann, Levin and Ross. Mr. Baumann’s employment agreement was terminated upon his resignation on February 23, 2014. See “—Separation Agreement with Mr. Baumann” below. Mr. Levin’s employment agreement was terminated upon his resignation on March 18, 2014. See “—Separation Agreement with Mr. Levin” below. Set forth below is a description of the terms of the employment agreements for Messrs. Baumann, Levin and Ross.

The employment agreements had three year terms with automatic annual renewal thereafter, unless the executives or we provided notice of non-renewal to the other party. The employment agreements provided for an initial base salary of $400,000 for Mr. Baumann, an initial base salary of $300,000 to Mr. Levin and an initial base salary of $175,000 to Mr. Ross, each to be adjusted annually thereafter at the discretion of the Board of Directors or the Compensation Committee based on the performance of each executive and us. Pursuant to the employment agreements, each executive was eligible to receive an annual bonus in the event we or the executive, or both, respectively, achieved certain financial performance and personal performance targets to be established by the Board of Directors or the Compensation Committee pursuant to a cash compensation incentive plan or similar plan to be established by us under our Equity Incentive Plan. The executives were also eligible to participate in other compensatory and benefit plans available to all employees.

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Each employment agreement provided that, if the executive’s employment is terminated:

•	by mutual agreement between the executive and us, by us for “cause” or by the executive without “good reason,” then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; and (iii) all approved, but unreimbursed, business expenses;

•	by us without “cause” or by the executive for “good reason,” then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) all earned and accrued but unpaid bonuses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) Mr. Baumann’s or Mr. Levin’s (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to termination, or one and one-half times (1.5x) Mr. Ross’ then current base salary, as applicable, with such separation payment being payable over a period of 36 months with respect to Mr. Levin and 18 months with respect to Mr. Ross. Additionally, all of the executive’s outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest and become immediately exercisable and unrestricted, without any action by our Board of Directors or any committee thereof;

•	due to the executive’s death or “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his death or disability; (iii) all approved, but unreimbursed, business expenses; and (iv) any COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage. Additionally, all of the executive’s outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest and become immediately exercisable and unrestricted, without any action by our Board of Directors or any committee thereof.

In the event we elect not to renew an executive’s employment agreement at the end of the term or any renewal term, we will be required to provide the executive with the same payments and benefits that he would be entitled to receive if we were to terminate his employment agreement without “cause” as described above, except that the separation payment described above will be equal to one times (1x) the sum of Mr. Baumann’s or Mr. Levin’s (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to the non-renewal of the employment agreement, or one times (1x) Mr. Ross’ then current base salary, as applicable. The amount of such separation payment will be determined on the date of non-renewal, and the amount payable at that time will be the amount of the separation payment as so determined, reduced dollar-for-dollar by all salary and bonus payments made to the executive for services as an employee after the non-renewal of his employment agreement. The separation payment will be payable on the first regular payroll payment date occurring after the thirtieth (30th) day following the date of non-renewal and will be payable over a period of 12 months. Additionally, in the event of our non-renewal of the employment agreement, all of the executive’s outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest and becoming immediately exercisable and unrestricted, without any action by our Board of Directors or any committee thereof.

In addition, the employment agreements contain certain provisions that require the executives to comply with restrictions on competition with us and on solicitation of our tenants and employees during the term of their employment and for a period of two years following any termination.

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Additionally, in the event that we terminate an employment agreement without “cause” or the executive terminates for “good reason” within one (1) year following a “change of control” (as defined in the employment agreements), then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all approved, but unreimbursed, business expenses; and (iv) a separation payment equal to the sum of three times (3x) Mr. Levin’s, or two times (2x) Mr. Ross’, as applicable, (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to the termination. Additionally, upon such event, all of the executive’s outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest and becoming immediately exercisable and unrestricted, without any action by our Board of Directors or any committee thereof.

We do not have employment agreements or arrangements with any of our other named executive officers other than the agreements and compensation programs described elsewhere in this Proxy Statement.

New Employment Agreement with Richard Ross

On April 28, 2014, the Company entered into a new employment agreement with Mr. Ross. This new employment agreement contains the same material terms as the prior employment agreement with Mr. Ross as set forth above, except that under the new employment agreement:

•	Mr. Ross is employed as Chief Executive Officer of the Company;

•	If a “change of control” occurs during the term of the agreement, the term of the agreement shall not expire before the one year anniversary of the change of control, unless expressly agreed to in writing by Mr. Ross;

•	The initial base salary is $325,000;

•	If Mr. Ross’ employment is terminated:

o	by mutual agreement between Mr. Ross and us, by us for “cause” or by Mr. Ross without “good reason,” then we shall pay Mr. Ross: (i) all accrued but unpaid wages through the termination date; (ii) any earned but unpaid bonuses relating to the year prior to the terminated date; and (iii) all approved, but unreimbursed, business expenses;

o	by us without “cause” or by Mr. Ross for “good reason,” then we shall pay Mr. Ross: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) any earned but unpaid bonuses relating to the year prior to the termination date; (v) if Mr. Ross is participating in our group medical, vision and dental plan immediately prior to the date of termination, a lump sum payment equal to eighteen (18) times (or such lesser period that Mr. Ross (and his eligible dependents) are entitled to under COBRA) the amount of monthly employer contribution that we made to an issuer to provide medical, vision and dental insurance to Mr. Ross (and his eligible dependents) in the month immediately preceding the date of termination; and (vi) a separation payment equal to one and one-half times (1.5x) the sum of Mr. Ross’ (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to termination (if the termination of employment occurs prior to the date Mr. Ross was eligible to earn two bonuses, the average bonus for the two year period will be deemed to be the Mr. Ross’ target bonus in the year of termination), with such separation payment being payable over a period of 18 months from the date of termination, subject to Mr. Ross executing a release that becomes effective and certain other conditions. Additionally, all of Mr. Ross’ outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest in a prorated portion of Mr. Ross’ outstanding unvested equity-based awards in the same manner and to the same extent as if his employment had terminated due to death or disability, without any action by our Board of Directors or any committee thereof;

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o	due to Mr. Ross’ death or “disability,” then we shall pay Mr. Ross (or his estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) any earned but unpaid bonuses relating to the year prior to the termination date; (iii) all approved, but unreimbursed, business expenses; and (iv) if Mr. Ross is participating in our group medical, vision and dental plan immediately prior to the date of termination, a lump sum payment equal to eighteen (18) times (or such lesser period that Mr. Ross (and his eligible dependents) are entitled to under COBRA) the amount of monthly employer contribution that we made to an issuer to provide medical, vision and dental insurance to Mr. Ross (and his eligible dependents) in the month immediately preceding the date of termination. Additionally, all of Mr. Ross’ outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest in a prorated portion of Mr. Ross’ outstanding unvested equity-based awards, without any action by our Board of Directors or any committee thereof. The prorated portion of each award (or each tranche of each award, if the award vests in installments) that will vest will be equal to the product of (a) multiplied by (b), where (a) equals (1) with respect to awards subject only to service-based vesting conditions, the total number of shares or units subject to the award (or to each tranche of the award, if the award vests in installments) that remain unvested as of the date of Mr. Ross’ termination, and (2) with respect to awards with performance-based vesting conditions, the total number of unvested shares or units that would have vested based on actual performance through the applicable performance period had Mr. Ross remained employed (determined separately with respect to each tranche of an award that vests in installments), and (b) is a fraction, the numerator of which is the number of days during the applicable “vesting period” (as that term is defined below) that Mr. Ross was employed, and the denominator of which is the total number of days in the vesting period. For this purpose, the “vesting period” means the total number of days between the grant date (or the vesting commencement date, if it precedes the grant date) and the date the award (or the applicable tranche thereof, if the award vests in installments) would vest assuming the applicable service and/or performance conditions are satisfied (disregarding for this purpose any provisions that could result in accelerated vesting). With respect to awards that vest in installments, the vesting period shall be determined separately with respect to each such installment or tranche. Awards with only service-based vesting conditions will vest (and, as applicable, be settled or become exercisable) as of the date of Mr. Ross’ termination. Awards with performance-based vesting conditions will vest (and, as applicable, be settled or become exercisable), if at all, at the same time the award would have vested had the Mr. Ross’ employment not terminated;

•	In the event we elect not to renew the employment agreement at the end of the term or any renewal term and Mr. Ross is willing and able, at the time of such non-renewal, to continue providing services to us, we will be required to provide Mr. Ross with the same payments and benefits that he would be entitled to receive if we were to terminate his employment agreement without “cause” as described above, except that the separation payment described above will be equal to one times (1x) the sum of Mr. Ross’ then-current base salary. The separation payment will be payable over a period of 12 months from the date of termination, subject to Mr. Ross executing a release that becomes effective and certain other conditions. Additionally, in the event of our non-renewal of the employment agreement, all of Mr. Ross’ outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest in a prorated portion of his outstanding unvested equity-based awards in the same manner and to the same extent as if his employment had terminated due to death or disability, without any action by our Board of Directors or any committee thereof; and

•	In the event that we terminate an employment agreement without “cause” or Mr. Ross terminates for “good reason” within one (1) year following a “change of control” (as defined in the employment agreement), then in lieu of any obligations set forth above, we shall pay Mr. Ross: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused and unpaid vacation; (iii) any earned but unpaid bonuses relating to the prior year; (iv) all approved, but unreimbursed, business expenses; (v) if Mr. Ross is participating in our group medical, vision and dental plan immediately prior to the date of termination, a lump sum payment equal to eighteen (18) times (or such lesser period that Mr. Ross (and his eligible dependents) are entitled to under COBRA) the amount of monthly employer contribution that we made to an issuer to provide medical, vision and dental insurance to Mr. Ross (and his eligible dependents) in the month immediately preceding the date of termination; and (vi) a separation payment equal to the sum of three times (3x) Mr. Ross’ (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to the termination (if the change in control occurs prior to the date Mr. Ross was eligible to earn two bonuses, the average bonus for the two year period will be deemed to be the Mr. Ross’ target bonus in the year of termination), with such separation payment being payable in a lump sum within 60 days from the date of termination, subject to Mr. Ross executing a release that becomes effective and certain other conditions. Additionally, upon such change in control event, all of the Mr. Ross’ outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) granted pursuant to the Equity Incentive Plan, will vest and become immediately exercisable and unrestricted, without any action by our Board of Directors or any committee thereof.

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Separation Agreement with Mr. Baumann

On February 23, 2014, Mr. Baumann resigned his employment as Chief Executive Officer of the Company and as a member of the Board of Directors. In consideration of a mutual release of claims against the Company and other related parties, and certain other agreements and covenants, Mr. Baumann will receive the following benefits pursuant to the terms of a separation agreement (the “Baumann Separation Agreement”):

•	a lump-sum cash payment in the amount of $2,250,000, less any amount for federal, state, local or foreign taxes required to be withheld pursuant to any applicable law or regulation and less an amount not to exceed $161,568.45 for the reimbursement of expenses incurred by the Company;

•	a lump sum payment of $8,582.57 representing the payment for health insurance;

•	for a period of 12 months ending on February 23, 2015, a monthly amount equal to the monthly rent on 2,500 square feet of office space at market rental rates, it being presumed that any “all-in” rental rate (including rent, tenant improvement charges, expense pass-through amounts and other costs) of $40.00 per square foot or less is a market rate;

•	the accelerated vesting of 54,338 shares of unvested restricted stock, subject to reduction of the number of shares to be delivered to Mr. Baumann to cover any amount for federal, state, local or foreign taxes required to be withheld pursuant to any applicable law or regulation; and

•	an amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, converting all of the 210,915 Class B Contingent Units of limited partnership interests (the “Class B Units”) with a stated value of $100.00 per Class B Unit held by Mr. Baumann and certain of his affiliates into 2,343,500 common units of partnership interest in the Operating Partnership.

In addition, the Company will continue to indemnify Mr. Baumann for his conduct as an officer and director of the Company pursuant to and subject to the terms of the Indemnification Agreement between the Company and Mr. Baumann dated as of June 28, 2012.

The Baumann Separation Agreement provides for the termination of the noncompetition provisions contained in the employment agreement between the Company and Mr. Baumann. The non-solicitation provisions of the employment agreement will remain in effect for one year following the date of the Baumann Separation Agreement.

Pursuant to the Baumann Separation Agreement, Mr. Baumann also agreed that, for a period of four years following the date of the Baumann Separation Agreement, he will not:

•	make any stockholder proposal, or “solicit” any “proxy” (as such terms are defined under Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-1(1)(2), or in any way participate in, any such “solicitation” of “proxies” to vote, or seek to advise or influence any person or entity with respect to the election of any director of the Company;

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•	make any unsolicited offer, submit any unsolicited letter to the Company or the Board of Directors of the Company or any member or committee thereof or any officer of the Company, or otherwise make or participate in the making of any proposal, in each case to acquire, whether by merger, share exchange or otherwise, substantially all of the stock or assets of the Company;

•	seek representation on the Board of Directors of the Company or a change in the composition of the Board of Directors of the Company or otherwise submit any nominee to serve on the Board; or

•	bring, or participate in the bringing, of any action by or in the right of the Company against any then-sitting current or former director of the Company, or bring, or participate in the bringing, of any action or otherwise act to contest the validity of these standstill provisions.

Separation Agreement with Mr. Levin

On March 18, 2014, Mr. Levin resigned his employment as President and Vice-Chairman of the Company and as a member of the Board of Directors. In consideration of a mutual release of claims against the Company and other related parties, and certain other agreements and covenants, Mr. Levin will receive the following benefits pursuant to the terms of a separation agreement (the “Levin Separation Agreement”):

•	a lump sum payment of $8,583.00 representing the payment for health insurance as required under the employment agreement between Mr. Levin and the Company; and

•	an aggregate of 375,000 fully vested shares of our Common Stock issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

In addition, the Company will continue to indemnify Mr. Levin for his conduct as an officer and director of the Company.

The Levin Separation Agreement provides for the termination of the noncompetition provisions contained in the employment agreement between the Company and Mr. Levin. The non-solicitation provisions of the employment agreement will remain in effect for one year following the date of the Levin Separation Agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our Common Stock that may be issued under our existing Equity Incentive Plan as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	—	—	4,329	(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	4,329	(2)

__________________

(1) Our Equity Incentive Plan was approved by our stockholders prior to the completion of our IPO.

(2) As a result of share surrenders and/or forfeitures, 50,852 shares remained available for future issuance under the Equity Incentive Plan as of April 17, 2014.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Pridgen and Coley, with Mr. Pridgen serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Directors.

One of the principal purposes of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013 with our management.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Statement on Auditing Standards No. 114.

The Audit Committee has received both the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for 2013 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Mack D. Pridgen III (Chairman)
Randolph C. Coley

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 17, 2014 by (i) each person known by us to own more than 5% of our outstanding shares of Common Stock, (ii) our directors, named executive officers and certain other executive officers and (iii) by all directors, named executive officers and certain other executive officers as a group. Except as otherwise indicated below, the address of each director, named executive officer and executive officer listed below is c/o Trade Street Residential, Inc., 19950 West Country Club Drive, Suite 800, Aventura, Florida 33180.

Unless otherwise indicated in the footnotes, the listed beneficial owners have sole voting and investment power over all shares.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock(1)
5% Stockholders
Trade Street Property Fund I, LP Liquidating Trust(2)	3,466,534		9.48%
Private Management Group, Inc.(3)	2,170,989		5.94%
Monarch Alternative Capital LP(4)	8,452,678		23.11%
Senator Investment Group LP(5)	9,316,055		25.47%
Named Executive Officers:
Michael Baumann(6)	296,932	(7)(15)	*
David Levin(8)	558,131	(9)(14)(15)	1.53%
Ryan Hanks	58,866	(10)	*
Bert Lopez(11)	58,866	(12)	*
Richard Ross(13)	3,277		*
Directors:
Randolph C. Coley	3,500	(14)	*
Mack D. Pridgen III	43,983	(14)	*
Evan Gartenlaub	—		—
Michael Simanovsky	—		—
Adam Sklar	—		—
All executive officers, directors and director nominees as a group (eleven persons)	1,098,660		3.00%

*	Less than 1%
(1)	Based on 36,576,096 shares of Common Stock outstanding as of April 17, 2014.
(2)	Address of trustee is 541 Cypress Point Drive West, Pembroke Pines, Florida 33027. The ultimate voting or dispositive control over the shares of Common Stock is held by Michael Fellner, who serves as the series trustee of the series trusts of the liquidating trusts. The liquidating trusts are required by their governing documents to distribute to the trusts’ beneficial owners the shares of Common Stock owned by them no later than May 31, 2015 unless such date is extended in the trustee’s discretion. None of the beneficial owners holds more than 5% of our outstanding Common Stock as of April 17, 2014.
(3)	The address of this stockholder is 15635 Alton Parkway, Suite 400, Irvine, CA 92618. The sole voting and dispositive control over the shares of Common Stock is held by Private Management Group, Inc.
(4)	The address of this stockholder is 535 Madison Avenue, New York, New York, 10022. Monarch Alternative Capital LP has shared voting and dispositive control over the shares of Common Stock with Monarch Alternative Capital LP, MDRA GP LP, Monarch GP LLC, Monarch Debt Recovery Master Fund Ltd, Monarch Opportunities Master Fund Ltd, Monarch Capital Master Partners II-A LP, Monarch Alternative Capital GP LLC and Monarch GP Investor LLC.
(5)	The address of this stockholder is 510 Madison Avenue, New York, New York 10022. Senator Investment Group LP has shared voting and dispositive control over the shares of Common Stock with Douglas Silverman and Alexander Klabin.

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(6)	Mr. Baumann served as our Chief Executive Officer for the period from June 1, 2012 to February 23, 2014. As a result of Mr. Baumann’s resignation on February 23, 2014, 54,338 shares of restricted stock that Mr. Baumann received under the Equity Incentive Plan upon the completion of the IPO became fully-vested on February 23, 2014, of which 14,373 shares were surrendered to cover tax withholding obligations applicable to the vesting of the shares.
(7)	Includes (i) 87,671 shares of Common Stock held by Mr. Baumann and his wife; (ii) 52,868 shares of our Common Stock held by Post Oak Partners, LLC, an entity controlled by Mr. Baumann and (iii) 54,338 shares of restricted stock granted to Mr. Baumann upon completion of the IPO, which vested on February 23, 2014. Excludes 2,343,500 shares of Common Stock for which the 2,343,500 common units of partnership interest in the Operating Partnership held by Mr. Baumann and certain of his affiliates may be redeemed. See “Certain Relationships and Related Party Transactions—Conversion Rights” below.
(8)	Mr. Levin served as Vice-Chairman and President from July 22, 2013 to March 18, 2014. While he was not a named executive officer for the year ended December 31, 2012, he is a named executive officer for the year ending December 31, 2013. As a result of Mr. Levin’s resignation on March 18, 2014, Mr. Levin received 375,000 fully vested shares of Common Stock, of which 102,563 shares were surrendered to cover tax withholding obligations applicable to the issuance of the shares.
(9)	Includes 25,000 shares of Common Stock acquired in the IPO and 75,000 fully-vested shares issued under our Equity Incentive Plan.
(10)	Includes 58,866 shares of restricted stock granted upon completion of the IPO, which are subject to vesting over a four-year period.
(11)	Mr. Lopez’s address is 5711 Maggiore St., Coral Gables, Florida 33146.
(12)	Mr. Lopez served as our Chief Financial Officer and Chief Operating Officer for the period from June 1, 2012 to August 27, 2013 and September 13, 2013, respectively. As a result of Mr. Lopez’s resignation on September 13, 2013, the 58,866 shares of restricted stock that Mr. Lopez received under the Equity Incentive Plan upon the completion of the IPO became fully-vested on September 20, 2013.
(13)	Mr. Ross was appointed as Chief Financial Officer on August 27, 2013 and Chief Executive Officer and President in February 2014. While he was not a named executive officer for the year ended December 31, 2012, he is a named executive officer for the year ending December 31, 2013.
(14)	Includes 3,500 shares of Common Stock granted in lieu of cash for the 2013 annual retainer fee of $35,000.
(15)	Includes 120,766 shares of Common Stock purchased by Mr. Baumann and 165,528 shares of Common Stock purchased by Mr. Levin pursuant to the Management Purchase Agreement. See “Certain Relationships and Related Party Transactions—The Rights Offering and Related Transactions” below.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Recapitalization Transaction

Until June 1, 2012, we conducted business as Feldman Mall Properties, Inc., a Maryland corporation that elected to be taxed as a REIT for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2004, and which immediately prior to the recapitalization transaction held a single land asset having minimal value and conducted no operations. In April 2012, Feldman entered into a contribution agreement with the Trade Street Funds and Trade Street Capital providing for a recapitalization. The recapitalization was completed on June 1, 2012, at which time the board of directors of Feldman was reconstituted, Feldman changed its name to “Trade Street Residential, Inc.,” the external management arrangement with Brandywine Financial Services Corporation (“Brandywine”) was terminated and our current senior management team took over day-to-day management of the company from Brandywine.

In the recapitalization, the Trade Street Funds contributed all of their respective interests in the entities that owned certain of our operating properties and certain of our parcels of land that are zoned for multifamily development to our operating partnership in exchange for 3,396,976 shares of our Common Stock and 173,326 shares of our Class A preferred stock (the “Class A Preferred Stock”). In addition, Trade Street Capital and Trade Street Adviser GP, Inc., which are owned and controlled by Mr. Baumann, as well as Mr. Baumann and his wife transferred to our operating partnership 100% of the ownership interest in two limited liability companies that advised and managed the apartment communities owned by the Trade Street Funds in exchange for an aggregate of 546,132 common units, 98,304 Class B preferred units and 98,304 Class C preferred units. The Class B preferred units and the Class C preferred units were consolidated on February 8, 2013 into a single class of partnership units designated as Class B contingent units (the “Class B Units”). On March 26, 2013, the partners entered into the Second Amended and Restated Agreement of Limited Partnership, which eliminated the common units owned by Trade Street Capital, Trade Street Adviser GP, Inc. and Mr. and Mrs. Baumann and amended the terms of the Class B contingent units. On February 23, 2014, pursuant to the Baumann Separation Agreement between the Company and Mr. Baumann, the Second Amended and Restated Agreement of Limited Partnership of Trade Street Operating Partnership, LP was amended converting all of the 210,915 Class B Units with a stated value of $100.00 per Class B Unit held by Mr. Baumann and certain of his affiliates into 2,343,500 common units of partnership interest in the Operating Partnership.

Conversion Rights

Our operating partnership has outstanding common units. The holders of these securities do not have registration rights with respect to the underlying shares of Common Stock. Shares of Common Stock issued upon the conversion of these securities will not be registered under the Securities Act and will only be able to be resold pursuant to Rule 144 under the Securities Act or another available exemption.

The Rights Offering and Related Transactions

On November 12, 2013, the Company announced the filing of a registration statement on Form S-11 (the “Registration Statement”) with the SEC relating to a $100.0 million rights offering to its existing stockholders (the “Rights Offering”). The Registration Statement, as amended, was declared effective on December 24, 2013. In connection with the Rights Offering, the Company distributed at no charge to its existing holders of shares of its Common Stock transferable subscription rights (“Rights”) to purchase shares of Common Stock at a cash subscription price of $6.33 per whole share (the “Rights Offering Subscription Price”). The Company offered to each of its stockholders one Right for each full share of Common Stock owned by that stockholder as of the close of business on December 16, 2013. Each subscription right entitled its holder to purchase 1.3775 shares of Common Stock. In connection with the Rights Offering, the Company entered into a standby purchase agreement dated November 12, 2013 (the “Standby Purchase Agreement”) with the Senator Investors, and the Management Purchase Agreement with Messrs. Baumann and Levin (each a “Manager Purchaser” and together the “Manager Purchasers”). The Company refers to the Rights Offering and the transactions contemplated by the Standby Purchase Agreement and the Management Purchase Agreement as the “Rights Offering Transaction.”

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Pursuant to the Standby Purchase Agreement, the Senator Investors committed to purchase from the Company, subject to the terms and conditions of the Standby Purchase Agreement, at the Rights Offering Subscription Price, all of the unsubscribed shares of Common Stock in the Rights Offering minus the aggregate dollar value of the shares of the Management Purchase Commitment (as defined below) such that the gross proceeds to the Company from the Rights Offering would be $100.0 million (the “Backstop Commitment”). In addition, the Senator Investors agreed to purchase an aggregate of $50.0 million in shares of Common Stock in addition to shares of Common Stock purchased pursuant to the Backstop Commitment (the “Additional Purchase Commitment”). Additionally, the Company agreed to pay the Senator Investors a fee of $3.75 million for the Backstop Commitment and a fee of $3.75 million for the Additional Purchase Commitment, in each case payable in unregistered shares of Common Stock, calculated at the Rights Offering Subscription Price. The Company agreed to reimburse the Senator Investors for up to $400,000 of their reasonable costs incurred in connection with the Rights Offering Transactions.

The Rights Offering was consummated on January 16, 2013. Pursuant to the exercise of the Rights, the Company issued 15,279,167 shares of Common Stock for an aggregate purchase price of $96,717,127.11.

Pursuant to the Standby Purchase Agreement, the Company issued to the Senator Investors 9,316,055 shares of Common Stock for an aggregate purchase price of $51,470,628.93 (including shares issued as payment of the $3.75 million Backstop Commitment fee and the $3.75 million Additional Purchase Commitment fee).

In connection with the Rights Offering, the Company entered into a purchase agreement dated November 12, 2013 (the “Management Purchase Agreement”) with Messrs. Baumann and Levin. Pursuant to the Management Purchase Agreement, the Company issued to Mr. Baumann 120,766 shares of Common Stock for an aggregate purchase price of $764,448.78 and to Mr. Levin 165,528 shares of Common Stock for an aggregate purchase price of $1,047,792.24. The issuance of shares of Common Stock pursuant to the Management Purchase Agreement were effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act, and pursuant to Rule 506 of Regulation D of the Securities Act. Messrs. Baumann and Levin are accredited investors and were provided with and had access to information about the Company.

The issuance of shares of Common Stock pursuant to the Standby Purchase Agreement and the Management Purchase Agreement were effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act, and pursuant to Rule 506 of Regulation D of the Securities Act. All such persons are accredited investors and were provided with and had access to information about the Company.

Stockholders Agreement

On January 16, 2014, in connection with the completion of the transactions contemplated by the Standby Purchase Agreement, the Company and the Senator Investors entered into the Stockholders Agreement in order to establish various arrangements and restrictions with respect to governance of the Company and certain rights that will be granted to the Senator Investors as long as they maintain ownership of at least 4.9% of the Company’s outstanding Common Stock.

Pursuant to the terms of the Stockholders Agreement, the Company has agreed to maintain a Board of Directors with no more than nine members and the Senator Investors are entitled to nominate to the Board of Directors the following numbers of directors, based on the Investor’s collective ownership in the Company:

•	two directors if the Senator Investors’ collective ownership is greater than 19.9% of the Company’s outstanding Common Stock;
•	one director if the Senator Investors’ collective ownership is at least 4.9%, but less than 19.9% of the Company’s outstanding Common Stock; and
•	no directors if the Senator Investors’ collective ownership is less than 4.9% of the Company’s outstanding Common Stock.

In addition, the Stockholders Agreement provides that any directors designated by the Senator Investors are permitted to sit in as observers at meetings of the Compensation Committee and Investment Committee of the Company’s Board of Directors. As of April 17, 2014, Senator Investors owned 25.5% of the Company’s outstanding Common Stock and have appointed Michael Simanovksy and Evan Gartenlaub as their designated members of the Company’s Board of Directors.

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The Stockholders Agreement also provides that the Senator Investors will have the right to consent to the following actions for so long as the Senator Investors’ level of ownership is equal to or greater than 4.9% of the Company’s outstanding Common Stock:

•	any guarantees of, incurrences or issuance of recourse debt or recourse capital stock redeemable at any time by the Company or Trade Street Operating Partnership, LP, the Company’s operating partnership, that in any calendar year are in a principal amount or create an obligation of the Company in excess of $50.0 million and any issuance of equity other than shares of the Company’s Common Stock for consideration or value greater than $50.0 million in the aggregate in any calendar year;
•	any future equity issuance at a price lower than $6.33 per share of Common Stock, the Rights Offering Subscription Price;
•	entering into or granting any retention agreements, stock options, restricted stock or restricted stock unit awards, stock incentive rights or signing bonuses that, in the aggregate during any calendar year exceeds 10% of the Company’s market capitalization after the Rights Offering or that in the aggregate exceeds $5.0 million in any calendar year (which awards will also be subject to approval of the Compensation Committee of the Company’s Board of Directors);
•	any purchase of shares of the Company’s Common Stock or capital stock from members of the Company’s Board of Directors, management or their affiliates (other than deemed repurchases in connection with the surrender of shares to the Company to satisfy any tax withholding in connection with vesting of restricted stock or cashless exercises of stock options);
•	any transaction, including any modification of rights, involving existing shares of the Company’s preferred stock or its preferred stockholders;
•	any amendment to the Company’s Articles of Amendment and Restatement and bylaws (whether by merger, consolidation or otherwise) in any manner adverse to the Senator Investors;
•	the hiring or firing of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Chief Operating Officer or President or any similar position;
•	any acquisition or series of related acquisitions whose purchase price equals or exceeds 50% of the Company’s market capitalization immediately prior to the execution of a definitive document for such transaction; and
•	any determination by the Company’s Board that it is no longer in the Company’s best interests to be taxed as a REIT.

The Stockholders Agreement also provides that, if, on or after the 3.5 year anniversary of the closing of the Rights Offering Transactions (the “Liquidity Right Measurement Date”), the closing price of the Common Stock has not exceeded $10.00 per share (subject to certain adjustments set forth in the Stockholders Agreement) during any consecutive 10 trading day period during the 180 days prior to the Liquidity Right Measurement Date and the Senator Investors continue to own 4.9% or greater of the Company’s outstanding Common Stock, the Senator Investors will have a liquidity right, which must be exercised by written notice to us within 10 days of the Liquidity Right Measurement Date. If the Senator Investors exercise the Liquidity Right, the Company will have the right to purchase the shares offered by the Senator Investors for the greater of $10.00 per share or an amount equal to a 5.0% discount to the average volume-weighted average prices of the Company’s Common Stock over the 10 trading days immediately prior to the Liquidity Right Measurement Date (subject to certain adjustments in the Stockholders Agreement). If the Company chooses not to, or is unable to, exercise its right to repurchase the Senator Investors’ Common Stock by the six-month anniversary of the Senator Investors’ liquidity right, the Company will be required to submit to the Senator Investors for approval quarterly business plans setting forth all material business activities planned for the ensuing quarter. To the extent that any expenditures or other items related to the income statement, balance sheet or cash flows in the quarterly business plan for any particular fiscal quarter deviates from the initial quarterly business plan in a manner adverse to the Company by greater than 5.0%, the Company shall be prohibited from making such expenditure or taking such action and any subsequent quarterly business plan will not be adopted without the Senator Investors’ approval, which may be given or withheld in the Senator Investors’ sole discretion.

The Stockholders Agreement also contains certain customary standstill provisions through the earliest of (i) four years from the date of the closing of the Rights Offering, (ii) the occurrence of change of control of the Company and (iii) such time as the Senator Investors no longer collectively own at least 4.9% of the Company’s outstanding Common Stock.

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Pursuant to the Stockholders Agreement, the Company also agreed to file a registration statement covering the resale of all shares of Common Stock issued to the Senator Investors pursuant to the Standby Purchase Agreement and the Stockholders Agreement (the “Resale Registration Statement”), which must be declared effective by the SEC no later than the first anniversary of the closing of the Rights Offering. If the Resale Registration Statement is not declared effective by the first anniversary of the closing of the Rights Offering or is not otherwise kept continuously effective, subject to certain exceptions, the Company will be required to pay the Senator Investors a fee, payable in additional shares of the Company’s Common Stock (the “Additional Shares”), equal to 0.5% of the aggregate purchase price paid by the Senator Investors under the Standby Purchase Agreement for each full 30 calendar days thereafter (pro-rated for periods totaling less than one month) until the Resale Registration Statement is declared or once again effective, divided by the volume-weighted average trading prices of the Company’s Common Stock over the 10 trading days prior to the issuance of such shares. In the event that the Company fails to issue the Additional Shares in a timely manner, the amount of Additional Shares to be issued to the Senator Investors will increase by 1.5% per month or portion thereof.

Pursuant to the terms of the Stockholders Agreement, except in certain cases, the Senator Investors will have a pre-emptive right to participate in future equity issuances by the Company for so long as the Senator Investors collectively own at least 4.9% of the Company’s outstanding Common Stock.

Indemnification of Officers and Directors

Our Articles of Amendment and Restatement and bylaws provide for certain indemnification rights for our directors and officers, and we have entered into an indemnification agreement with each of our executive officers and directors providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by Maryland law.

Separation Agreements

Pursuant to the terms of a Baumann Separation Agreement and Release, effective February 23, 2014, between Mr. Baumann and the Company, Mr. Baumann resigned his employment as Chief Executive Officer of the Company and resigned as a member of the Company’s Board of Directors. Pursuant to the terms of a Levin Separation Agreement and Release, effective March 18, 2014, between Mr. Levin and the Company, Mr. Levin resigned his employment as President and Vice-Chairman of the Company and resigned as a member of the Company’s Board of Directors. The material terms of the agreements are described above under “Compensation of Executive Officers—Employment Agreements and Other Agreements.”

Related Party Transaction Policy

Our Board of Directors has adopted a Related Party Transaction Policy for the review, approval or ratification of any related person transaction. This written policy provides that all related party transactions must be reviewed and approved by the Audit Committee in advance of us or any of our subsidiaries entering into the transaction; provided that, if we or any of our subsidiaries enter into a transaction without recognizing that such transaction constitutes a related party transaction, the approval requirement will be satisfied if such transaction is ratified by the Audit Committee after it becomes reasonably apparent that such transaction constituted a related party transaction. The term “related party transaction” refers to a transaction involving more than $120,000 in which we or any of our subsidiaries are or will be a participant, and in which a related party has or will have a direct or indirect interest.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the Nasdaq Global Market. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the period commencing with the closing of our IPO on May 16, 2013 and ended December 31, 2013, except for the following:

•	Mr. Baumann’s purchase of 50,000 shares of Common Stock on May 13, 2013. The Form 4 for this purchase was filed on January 21, 2014.

•	Mr. Pridgen’s purchase of 15,000 shares of Common Stock on May 16, 2013. The Form 4/A for this purchase was filed on January 27, 2014.

•	Mr. Rok’s purchase of 16,667 shares of Common Stock on May 13, 2013. The Form 3/A for this purchase was filed on February 18, 2014.

Other Matters to Come Before the 2014 Annual Meeting

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board of Directors, or, if no such recommendation is given, in their own discretion.

Stockholders Proposals and Nominations for the 2015 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2015 annual meeting of stockholders must be received at our principal executive offices no later than December 29, 2014.

In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2014 Annual Meeting must be received no earlier than November 29, 2014 and no later than December 29, 2014.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Trade Street Residential, Inc. at 19950 West Country Club Drive Suite 800 Aventura, Florida 33180, or contact Investor Relations by telephone at (786) 248-6099. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

* * * *

By Order of the Board of Directors,

Caren A. Cohen
Secretary

Aventura, Florida

April 29, 2014

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Appendix A

Clean Amended and Restated Equity Incentive Plan

TRADE STREET RESIDENTIAL, INC.

2013 EQUITY INCENTIVE PLAN

(as amended and restated April 28, 2014)

ARTICLE I	DEFINITIONS	1

1.1	Affiliate	1
1.2	Agreement	1
1.3	Award	1
1.4	Board	1
1.5	Change in Control	1
1.6	Code	3
1.7	Charter	3
1.8	Committee	3
1.9	Common Stock	3
1.10	Company	3
1.11	Control Change Date	3
1.12	Corresponding SAR	3
1.13	Covered Employee	4
1.14	Dividend Equivalent Right	4
1.15	Effective Date	4
1.16	Exchange Act	4
1.17	Fair Market Value	4
1.18	Incumbent Directors	4
1.19	Incentive Award	5
1.20	Initial Value	5
1.21	LTIP Unit	5
1.22	[RESERVED]	5
1.23	Operating Partnership	5
1.24	Option	5
1.25	Other Equity-Based Award	6
1.26	Participant	6
1.27	Performance-Based Compensation	6
1.28	Performance Criteria	6
1.29	Performance Goals	7
1.30	Performance Period	7
1.31	Performance Units	7
1.32	Plan	8
1.33	REIT	8
1.34	SAR	8
1.35	Stock Award	8
1.36	Ten Percent Stockholder	8

ARTICLE II	PURPOSES	8

ARTICLE III	ADMINISTRATION	9

3.1	Generally	9
3.2	Performance-Based Compensation	10

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ARTICLE IV	ELIGIBILITY	10

ARTICLE V	COMMON STOCK SUBJECT TO PLAN	11

5.1	Common Stock Issued	11
5.2	Aggregate Limit	11
5.3	Individual Limit for Awards Intended to Constitute Performance-Based Compensation	11
5.4	Reallocation of Shares	13

ARTICLE VI	OPTIONS	13

6.1	Award	13
6.2	Option Price	13
6.3	Maximum Option Period	13
6.4	Nontransferability	14
6.5	Transferable Options	14
6.6	Employee Status	14
6.7	Exercise	14
6.8	Payment	15
6.9	Stockholder Rights	15
6.10	Disposition of Shares	15

ARTICLE VII	SARS	15

7.1	Award	15
7.2	Maximum SAR Period	15
7.3	Nontransferability	16
7.4	Transferable SARs	16
7.5	Exercise	16
7.6	Employee Status	16
7.7	Settlement	17
7.8	Stockholder Rights	17

ARTICLE VIII	STOCK AWARDS	17

8.1	Award	17
8.2	Vesting	17
8.3	Employee Status	17
8.4	Stockholder Rights	18

ARTICLE IX	PERFORMANCE UNIT AWARDS	18

9.1	Award	18
9.2	Earning the Award	18
9.3	Payment	18
9.4	Stockholder Rights	19
9.5	Nontransferability	19
9.6	Transferable Performance Units	19
9.7	Employee Status	19

ARTICLE X	OTHER EQUITY–BASED AWARDS	19

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10.1	Award	19
10.2	Terms and Conditions	20
10.3	Payment or Settlement	20
10.4	Employee Status	20
10.5	Stockholder Rights	20

ARTICLE XI	INCENTIVE AWARDS	20

11.1	Award	20
11.2	Terms and Conditions	21
11.3	Nontransferability	21
11.4	Employee Status	21
11.5	Settlement	21
11.6	Shareholder Rights	22

ARTICLE XII	ADJUSTMENT UPON CHANGE IN COMMON STOCK	22

ARTICLE XIII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	23

ARTICLE XIV	GENERAL PROVISIONS	23

14.1	Effect on Employment and Service	23
14.2	Unfunded Plan	23
14.3	Rules of Construction	23
14.4	Withholding Taxes	24
14.5	REIT Status	25

ARTICLE XV	CHANGE IN CONTROL	25

15.1	Impact of Change in Control	25
15.2	Assumption Upon Change in Control	25
15.3	Cash-Out Upon Change in Control	25
15.4	Limitation of Benefits	26

ARTICLE XVI	AMENDMENT	27

ARTICLE XVII	DURATION OF PLAN	28

ARTICLE XVIII	EFFECTIVE DATE OF PLAN	28

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ARTICLE I

DEFINITIONS

1.1           Affiliate

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.2           Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.3           Award

“Award” means any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award.

1.4           Board

“Board” means the Board of Directors of the Company.

1.5           Change in Control

“Change in Control” means and includes each of the following:

(a)          The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

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(b)          Incumbent Directors cease to be a majority of the Board.

(c)          The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)          the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)         no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)        at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)          The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

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In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.6           Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.7           Charter

“Charter” means the Company’s Articles of Amendment and Restatement, as amended and restated from time to time.

1.8           Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under the Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided, further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate, “Committee” means the Board.

1.9           Common Stock

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

1.10         Company

“Company” means Trade Street Residential, Inc., a Maryland corporation.

1.11         Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.12         Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

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1.13         Covered Employee

“Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

1.14         Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units or an Other Equity-Based Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. If the Performance Units or Other Equity-Based Award does not vest solely on account of continued employment or service, the Committee shall provide that such Dividend Equivalent Rights (if any) shall be distributed only when, and to the extent that, the underlying award is vested or earned and also may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.15         Effective Date

“Effective Date” means the date this Plan is adopted by the Board.

1.16         Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17         Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.18         Incumbent Directors

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.05(a) or Section 1.05(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

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1.19         Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.

1.20         Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of a SAR without the approval of stockholders if, on the date of cancellation, the Initial Value exceeds the Fair Market Value.

1.21         LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.22         [RESERVED]

1.23         Operating Partnership

“Operating Partnership” means Trade Street Operating Partnership, LP., a Delaware limited partnership.

1.24         Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

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1.25         Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, Common Stock (including securities convertible into Common Stock) or other equity interests including LTIP Units.

1.26         Participant

“Participant” means an employee or officer of the Company or an Affiliate, a member of the Board, or an individual who provides bona fide services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.27         Performance-Based Compensation

“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

1.28         Performance Criteria

“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)          The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) sales-related goals; (xxvi) comparisons with other stock market indices; (xxvii) operating efficiency; (xxviii) employee satisfaction; (xxix) financing and other capital raising transactions; (xxx) recruiting and maintaining personnel; and (xxxi) year-end cash, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

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(b)          The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

1.29         Performance Goals

“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Company, the Partnership, any Affiliate, any division or business unit thereof or an individual. Unless otherwise specified at the time a Performance Goal is established, the achievement of each Performance Goal shall be determined in accordance with U.S. generally accepted accounting principles.

1.30         Performance Period

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

1.31         Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.

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1.32         Plan

“Plan” means this Trade Street Residential, Inc. 2013 Equity Incentive Plan.

1.33         REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.34         SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.35         Stock Award

“Stock Award” means Common Stock awarded to a Participant under Article VIII.

1.36         Ten Percent Stockholder

“Ten Percent Stockholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining directors, employees and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with the Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option; however, to the extent of such failure, such Option shall be considered to a nonstatutory stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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ARTICLE III
ADMINISTRATION

3.1           Generally

The Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan. The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

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3.2           Performance-Based Compensation

The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to a Participant that is intended to qualify as Performance-Based Compensation, then the provisions of this Section 3.02 shall control over any contrary provision contained in the Plan. The Committee may in its sole discretion grant Awards to Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 3.02 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of U.S. generally accepted accounting principles. The grant of an Award to a Participant for a particular Performance Period shall not require the grant of an Award to such Participant in any subsequent Performance Period and the grant of an Award to any one Participant shall not require the grant of an Award to any other Participant in such period or in any other period. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Participants; (b) select the Performance Criteria applicable to the Performance Period; (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria; and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period. Unless otherwise provided in the applicable Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such applicable Performance Period are achieved. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award which is granted to a Participant and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed by Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company.

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ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.1           Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant (or the Participant’s broker) Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in Common Stock, the Company may deliver (and shall deliver if required under an Agreement), to the Participant (or the Participant’s broker if the Participant so directs), Common Stock from its authorized but unissued Common Stock.

5.2           Aggregate Limit

(a)          The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units is 2,881,206. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.

(b)          The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)          The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

5.3           Individual Limits for Awards Intended to Constitute Performance-Based Compensation.

(a)          Notwithstanding any provision herein to the contrary and subject to Section 5.3(b) below, the following limitations shall apply with respect to Awards and any related dividends or Dividend Equivalent Rights intended to qualify for as Performance-Based Compensation:

(i)          The maximum number of shares of Common Stock with respect to which Options and SARs may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed one million (1,000,000) shares of Common Stock;

(ii)         The maximum number of shares of Common Stock with respect to which Stock Awards may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock;

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(iii)        To the extent initially denominated in shares of Common Stock, the maximum number of shares of Common Stock with respect to which Performance Units may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock. To the extent initially denominated in other securities or property, the maximum aggregate compensation that can be paid pursuant to Performance Units granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000);

(iv)        The maximum number of shares of Common Stock with respect to which Other Equity-Based Awards may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock;

(v)         The maximum aggregate compensation that can be paid pursuant to Incentive Awards granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000) or a number of shares of Common Stock having an aggregate Fair Market Value not in excess of such amount; and

(vi)        The maximum dividends or Dividend Equivalent Rights that may be paid to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000).

(b)          The foregoing limitations shall be subject to adjustment in connection with any change in the Company’s capitalization pursuant to Article XII. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Award is canceled, the canceled Award shall continue to count against the applicable maximum number of shares of Common Stock with respect to which that type of Award may be granted to the Participant. For this purpose, the repricing of an Option (or in the case of a SAR, the Initial Value is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

5.4           Reallocation of Shares

If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of shares of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan. Notwithstanding the foregoing, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall reduce the number of shares of Common Stock available under the Plan and shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR, the number of shares of Common Stock available under the Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which shares of Common Stock are listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not reduce the number of shares of Common Stock available for issuance under the Plan.

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ARTICLE VI
OPTIONS

6.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards.

6.2           Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option if, on the date of cancellation, the option price per share exceeds the Fair Market Value.

6.3           Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.4           Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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6.5           Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Notwithstanding the foregoing, an Option may not be transferred for consideration absent stockholder approval.

6.6           Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.7           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.8           Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the shares of Common Stock surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

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6.9           Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.10         Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.2           Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.3           Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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7.4           Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities. Notwithstanding the foregoing, in no event may an SAR be transferred for consideration absent stockholder approval.

7.5           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.6           Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.7           Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

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7.8           Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of shares of Common Stock. Notwithstanding the foregoing, the Committee may provide in an Agreement that the holder of an SAR is entitled to Dividend Equivalent Rights during the period beginning on the date of the award and ending on the date the SAR is exercised.

ARTICLE VIII
STOCK AWARDS

8.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

8.2           Vesting

The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.3           Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.4           Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the Common Stock granted pursuant to the Stock Award may be forfeited or is nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that dividends payable on Common Stock subject to a Stock Award that does not become nonforfeitable and transferable solely on account of continued employment or service, shall be distributed only when, and to the extent that, the underlying Stock Award is nonforfeitable and transferable and the Committee may provide that such dividends shall be deemed to have been reinvested in additional shares of Common Stock. During the period that the Common Stock granted pursuant to a Stock Award may be forfeited or is nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

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ARTICLE IX
PERFORMANCE UNIT AWARDS

9.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock or other securities or property covered by such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.2           Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee.

9.3           Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.4           Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.04 hereof and the Company’s Charter.

9.5           Nontransferability

Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

18

9.6           Transferable Performance Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however, that such transferee may not transfer Performance Units except by will or the laws of descent and distribution. Notwithstanding the foregoing, in no event may a Performance Unit be transferred for consideration absent stockholder approval.

9.7           Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X
OTHER EQUITY–BASED AWARDS

10.1         Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.2         Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.

19

10.3         Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock shall not be counted as additional shares of Common Stock issued under the Plan to the extent previously counted as issued under the Plan pursuant to Section 5.02(a). Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.4         Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.5         Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

ARTICLE XI
INCENTIVE AWARDS

11.1         Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made. The Committee will also specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.2         Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including Performance Criteria. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

20

11.3         Nontransferability

Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.4         Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.5         Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.6         Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a stock dividend, extra-ordinary cash dividend, stock split-up, subdivision or consolidation of shares of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Committee. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

21

The issuance by the Company of shares of any class of Common Stock, or securities convertible into shares of any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of Common Stock or obligations of the Company convertible into such shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the shares of Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent shares of Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

22

ARTICLE XIV
GENERAL PROVISIONS

14.1         Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.2         Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.3         Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A, to the extent applicable. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

23

With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in any provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Committee determines that the Award should not so qualify. No adjustment or action described in any provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.

14.4         Withholding Taxes

Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares of Common Stock surrendered, withheld or reduced shall be determined as of the day the tax liability arises and the number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares of Common Stock which have a Fair Market Value on the day preceding the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

14.5         REIT Status

The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under the Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by the Company’s Charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

24

ARTICLE XV
CHANGE IN CONTROL

15.1         Impact of Change in Control.

Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become earned and nonforfeitable in their entirety.

15.2         Assumption Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Stock Award, Incentive Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.3         Cash-Out Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Stock Award, Performance Unit, Incentive Award and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction or, in the case of an Incentive Award, the entire amount that can be paid under the Incentive Award. Except as provided in the preceding sentence with respect to Incentive Awards, the amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award or (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

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15.4         Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.04, the Parachute Payments will be reduced pursuant to this Section 15.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay such amount to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

26

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification or other payment for any liability that the Participant may incur under Code Section 4999. In addition, nothing in this Section 15.04 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding Awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in the Plan.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Option, SAR, Incentive Award or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the date that the amendment and restatement of the Plan (as of April 28, 2014) is adopted by the Board. Stock Awards, Performance Unit awards,

Options, SARs, Incentive Awards and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN

Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards may be granted under this Plan on and after the date that the Plan is adopted by the Board, subject to the approval of the stockholders of the Company within twelve months before or after the date that the Plan is adopted by the Board, provided that no Award shall be exercisable, vested or settled until such stockholder approval is obtained.

27

Appendix B

Marked Amended and Restated Equity Incentive Plan

ii

TRADE STREET RESIDENTIAL, INC.

2013 EQUITY INCENTIVE PLAN

(as amended and restated April 28, 2014)

iii

ARTICLE I DEFINITIONS		1

1.1	Affiliate	1
1.2	Agreement	1
1.3	Award	1
1.4	Board	1
1.5	Change in Control	1
1.6	Code	3
1.7	Charter	3
1.8	Committee	3
1.9	Common Stock	3
1.10	Company	3
1.11	Control Change Date	3
1.12	Corresponding SAR	3
1.13	Covered Employee	4
1.14	Dividend Equivalent Right	4
1.15	Effective Date	4
1.16	Exchange Act	4
1.17	Fair Market Value	4
1.18	Incumbent Directors	4
1.19	Incentive Award	5
1.20	Initial Value	5
1.21	LTIP Unit	5
1.22	~~Offering~~[RESERVED]	5
1.23	Operating Partnership	5
1.24	Option	5
1.25	Other Equity-Based Award	6
1.26	Participant	6
1.27	Performance-Based Compensation	6
1.28	Performance Criteria	6
1.29	Performance Goals	7
1.30	Performance Period	7
1.31	Performance Units	7
1.32	Plan	8
1.33	REIT	8
1.34	SAR	8
1.35	Stock Award	8
1.36	Ten Percent Stockholder	8

ARTICLE II PURPOSES		8

ARTICLE III ADMINISTRATION		9

3.1	Generally	9

i

3.2	Performance-Based Compensation	9

ARTICLE IV ELIGIBILITY		10

ARTICLE V COMMON STOCK SUBJECT TO PLAN		11

5.1	Common Stock Issued	11
5.2	Aggregate Limit	11
5.3	Individual Limit for ~~Options and SARs~~Awards Intended to Constitute Performance-Based Compensation	11
5.4	Reallocation of Shares	12

ARTICLE VI OPTIONS		12

6.1	Award	12
6.2	Option Price	12
6.3	Maximum Option Period	13
6.4	Nontransferability	13
6.5	Transferable Options	~~13~~14
6.6	Employee Status	~~13~~14
6.7	Exercise	~~13~~14
6.8	Payment	14
6.9	Stockholder Rights	~~14~~15
6.10	Disposition of Shares	~~14~~15

ARTICLE VII SARS		~~14~~15

7.1	Award	~~14~~15
7.2	Maximum SAR Period	15
7.3	Nontransferability	15
7.4	Transferable SARs	~~15~~16
7.5	Exercise	~~15~~16
7.6	Employee Status	16
7.7	Settlement	16
7.8	Stockholder Rights	~~16~~17

ARTICLE VIII STOCK AWARDS		~~16~~17

8.1	Award	~~16~~17
8.2	Vesting	~~16~~17
8.3	Employee Status	17
8.4	Stockholder Rights	17

ARTICLE IX PERFORMANCE UNIT AWARDS		~~17~~18

9.1	Award	~~17~~18
9.2	Earning the Award	~~17~~18
9.3	Payment	18
9.4	Stockholder Rights	18
9.5	Nontransferability	18
9.6	Transferable Performance Units	~~18~~19

ii

9.7	Employee Status	~~18~~19

ARTICLE X OTHER EQUITY–BASED AWARDS		19

10.1	Award	19
10.2	Terms and Conditions	19
10.3	Payment or Settlement	~~19~~20
10.4	Employee Status	~~19~~20
10.5	Stockholder Rights	20

ARTICLE XI INCENTIVE AWARDS		20

11.1	Award	20
11.2	Terms and Conditions	20
11.3	Nontransferability	~~20~~21
11.4	Employee Status	21
11.5	Settlement	21
11.6	Shareholder Rights	21

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK		21

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		22

ARTICLE XIV GENERAL PROVISIONS		~~22~~23

14.1	Effect on Employment and Service	~~22~~23
14.2	Unfunded Plan	~~22~~23
14.3	Rules of Construction	23
14.4	Withholding Taxes	~~23~~24
14.5	REIT Status	24

ARTICLE XV CHANGE IN CONTROL		~~24~~25

15.1	Impact of Change in Control	~~24~~25
15.2	Assumption Upon Change in Control	~~24~~25
15.3	Cash-Out Upon Change in Control	25
15.4	Limitation of Benefits	25

ARTICLE XVI AMENDMENT		27

ARTICLE XVII DURATION OF PLAN		27

ARTICLE XVIII EFFECTIVE DATE OF PLAN		27

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ARTICLE I
DEFINITIONS

1.1           Affiliate

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.2           Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.3           Award

“Award” means any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award.

1.4           Board

“Board” means the Board of Directors of the Company.

1.5           Change in Control

“Change in Control” means and includes each of the following:

(a)          The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

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(b)          Incumbent Directors cease to be a majority of the Board.

(c)          The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)          the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)         no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)        at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)          The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

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1.6           Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.7           Charter

“Charter” means the Company’s Articles of Amendment and Restatement, as amended and restated from time to time.

1.8           Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under the Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided, further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate, “Committee” means the Board.

1.9           Common Stock

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

1.10         Company

“Company” means Trade Street Residential, Inc., a Maryland corporation.

1.11         Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.12         Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

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1.13         Covered Employee

“Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

1.14         Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units or an Other Equity-Based Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. If the Performance Units or Other Equity-Based Award does not vest solely on account of continued employment or service, the Committee shall provide that such Dividend Equivalent Rights (if any) shall be distributed only when, and to the extent that, the underlying award is vested or earned and also may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.15         Effective Date

“Effective Date” means the date this Plan is adopted by the Board.

1.16         Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17         Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.18         Incumbent Directors

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.05(a) or Section 1.05(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

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1.19         Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.

1.20         Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of a SAR without the approval of stockholders if, on the date of cancellation, the Initial Value exceeds the Fair Market Value.

1.21         LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.22         ~~Offering~~ [RESERVED]

~~“Offering” means the underwritten public offering, issuance and sale of shares of Common Stock, pursuant to that certain Underwriting Agreement, dated as of [              ] [__], 2013, by and among the Company, the Operating Partnership and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein.~~

1.23         Operating Partnership

“Operating Partnership” means Trade Street Operating Partnership, LP., a Delaware limited partnership.

1.24         Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

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1.25         Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, Common Stock (including securities convertible into Common Stock) or other equity interests including LTIP Units.

1.26         Participant

“Participant” means an employee or officer of the Company or an Affiliate, a member of the Board, or an individual who provides bona fide services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.27         Performance-Based Compensation

“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

1.28         Performance Criteria

“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)          The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) sales-related goals; (xxvi) comparisons with other stock market indices; (xxvii) operating efficiency; (xxviii) employee satisfaction; (xxix) financing and other capital raising transactions; (xxx) recruiting and maintaining personnel; and (xxxi) year-end cash, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

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(b)          The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

1.29         Performance Goals

“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Company, the Partnership, any Affiliate, any division or business unit thereof or an individual. Unless otherwise specified at the time a Performance Goal is established, the achievement of each Performance Goal shall be determined in accordance with U.S. generally accepted accounting principles.

1.30         Performance Period

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

1.31         Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.

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1.32         Plan

“Plan” means this Trade Street Residential, Inc. 2013 Equity Incentive Plan.

1.33         REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.34         SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.35         Stock Award

“Stock Award” means Common Stock awarded to a Participant under Article VIII.

1.36         Ten Percent Stockholder

“Ten Percent Stockholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining directors, employees and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with the Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option; however, to the extent of such failure, such Option shall be considered to a nonstatutory stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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ARTICLE III
ADMINISTRATION

3.1           Generally

The Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan. The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

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3.2           Performance-Based Compensation

The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to a Participant that is intended to qualify as Performance-Based Compensation, then the provisions of this Section 3.02 shall control over any contrary provision contained in the Plan. The Committee may in its sole discretion grant Awards to Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 3.02 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of U.S. generally accepted accounting principles. The grant of an Award to a Participant for a particular Performance Period shall not require the grant of an Award to such Participant in any subsequent Performance Period and the grant of an Award to any one Participant shall not require the grant of an Award to any other Participant in such period or in any other period. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Participants; (b) select the Performance Criteria applicable to the Performance Period; (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria; and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period. Unless otherwise provided in the applicable Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such applicable Performance Period are achieved. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award which is granted to a Participant and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed by Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company.

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ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.1           Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant (or the Participant’s broker) Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in Common Stock, the Company may deliver (and shall deliver if required under an Agreement), to the Participant (or the Participant’s broker if the Participant so directs), Common Stock from its authorized but unissued Common Stock.

5.2           Aggregate Limit

(a)          The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units is ~~equal to six percent (6%) of the total number of shares of Common Stock sold in the Offering (including any shares of Common Stock sold by the Company pursuant to the exercise of any over-allotment option)~~2,881,206. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.

(b)          The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)          The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

5.3           Individual ~~Limit for Options and SARs.~~Limits for Awards Intended to Constitute Performance-Based Compensation.

(a)          Notwithstanding any provision herein to the contrary and subject to Section 5.3(b) below, the following limitations shall apply with respect to Awards and any related dividends or Dividend Equivalent Rights intended to qualify for as Performance-Based Compensation:

(i)          The maximum number of shares of Common Stock with respect to which Options and SARs may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed one million (1,000,000) shares of Common Stock;

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(ii)         The maximum number of shares of Common Stock with respect to which Stock Awards may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock;

(iii)        To the extent initially denominated in shares of Common Stock, the maximum number of shares of Common Stock with respect to which Performance Units may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock. To the extent initially denominated in other securities or property, the maximum aggregate compensation that can be paid pursuant to Performance Units granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000);

(iv)        The maximum number of shares of Common Stock with respect to which Other Equity-Based Awards may be granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed seven hundred fifty thousand (750,000) shares of Common Stock;

(v)         The maximum aggregate compensation that can be paid pursuant to Incentive Awards granted to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000) or a number of shares of Common Stock having an aggregate Fair Market Value not in excess of such amount; and

(vi)        The maximum dividends or Dividend Equivalent Rights that may be paid to any Participant under this Plan in any one fiscal year of the Company shall not exceed six million dollars ($6,000,000).

(b)          ~~Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock with respect to which Options and SARs may be granted to any Participant under this Plan in any fiscal year of the Company shall not exceed fifty percent (50%) of the total number of shares of Common Stock that may be issued under this Plan as specified in Section 5.02(a).~~ The foregoing limitations shall be ~~adjusted proportionately~~subject to adjustment in connection with any change in the Company’s capitalization pursuant to Article XII. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any ~~Option or SAR~~Award is canceled, the canceled ~~Option or SAR~~Award shall continue to count against the applicable maximum number of shares of Common Stock with respect to which ~~Options and SARs~~that type of Award may be granted to the Participant. For this purpose, the repricing of an Option (or in the case of a SAR, the Initial Value is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

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5.4           Reallocation of Shares

If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of shares of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan. Notwithstanding the foregoing, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall reduce the number of shares of Common Stock available under the Plan and shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR, the number of shares of Common Stock available under the Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which shares of Common Stock are listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not reduce the number of shares of Common Stock available for issuance under the Plan.

ARTICLE VI
OPTIONS

6.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards.

6.2           Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option if, on the date of cancellation, the option price per share exceeds the Fair Market Value.

6.3           Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

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6.4           Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.5           Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Notwithstanding the foregoing, an Option may not be transferred for consideration absent stockholder approval.

6.6           Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.7           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

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6.8           Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the shares of Common Stock surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.9           Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.10         Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.2           Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

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7.3           Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.4           Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities. Notwithstanding the foregoing, in no event may an SAR be transferred for consideration absent stockholder approval.

7.5           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.6           Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

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7.7           Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.8           Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of shares of Common Stock. Notwithstanding the foregoing, the Committee may provide in an Agreement that the holder of an SAR is entitled to Dividend Equivalent Rights during the period beginning on the date of the award and ending on the date the SAR is exercised.

ARTICLE VIII
STOCK AWARDS

8.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

8.2           Vesting

The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.3           Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

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8.4           Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the Common Stock granted pursuant to the Stock Award may be forfeited or is nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that dividends payable on Common Stock subject to a Stock Award that does not become nonforfeitable and transferable solely on account of continued employment or service, shall be distributed only when, and to the extent that, the underlying Stock Award is nonforfeitable and transferable and the Committee may provide that such dividends shall be deemed to have been reinvested in additional shares of Common Stock. During the period that the Common Stock granted pursuant to a Stock Award may be forfeited or is nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.1           Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock or other securities or property covered by such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.2           Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee.

9.3           Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

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9.4           Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.04 hereof and the Company’s Charter.

9.5           Nontransferability

Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.6           Transferable Performance Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however, that such transferee may not transfer Performance Units except by will or the laws of descent and distribution. Notwithstanding the foregoing, in no event may a Performance Unit be transferred for consideration absent stockholder approval.

9.7           Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X
OTHER EQUITY–BASED AWARDS

10.1         Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

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10.2         Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.

10.3         Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock shall not be counted as additional shares of Common Stock issued under the Plan to the extent previously counted as issued under the Plan pursuant to Section 5.02(a). Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.4         Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.5         Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

ARTICLE XI
INCENTIVE AWARDS

11.1         Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made. The Committee will also specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

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11.2         Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including Performance Criteria. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.3         Nontransferability

Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.4         Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.5         Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, Common Stock or a combination of cash and Common Stock, as determined by the Committee.

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11.6         Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a stock dividend, extra-ordinary cash dividend, stock split-up, subdivision or consolidation of shares of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Committee. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of shares of any class of Common Stock, or securities convertible into shares of any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of Common Stock or obligations of the Company convertible into such shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units shall be as the Committee, in its discretion, determines is appropriate.

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ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the shares of Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent shares of Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.1         Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.2         Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.3         Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A, to the extent applicable. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in any provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Committee determines that the Award should not so qualify. No adjustment or action described in any provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.

14.4         Withholding Taxes

Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares of Common Stock surrendered, withheld or reduced shall be determined as of the day the tax liability arises and the number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares of Common Stock which have a Fair Market Value on the day preceding the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

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14.5         REIT Status

The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under the Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by the Company’s Charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

ARTICLE XV
CHANGE IN CONTROL

15.1         Impact of Change in Control.

Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become earned and nonforfeitable in their entirety.

15.2         Assumption Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Stock Award, Incentive Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.3         Cash-Out Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Stock Award, Performance Unit, Incentive Award and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction or, in the case of an Incentive Award, the entire amount that can be paid under the Incentive Award. Except as provided in the preceding sentence with respect to Incentive Awards, the amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award or (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

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15.4         Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.04, the Parachute Payments will be reduced pursuant to this Section 15.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay such amount to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

26

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification or other payment for any liability that the Participant may incur under Code Section 4999. In addition, nothing in this Section 15.04 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding Awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in the Plan.

27

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Option, SAR, Incentive Award or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the date that the ~~Plan~~amendment and restatement of the Plan (as of April 28, 2014) is adopted by the Board. Stock Awards, Performance Unit awards,

Options, SARs, Incentive Awards and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN

Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards may be granted under this Plan on and after the date that the Plan is adopted by the Board, subject to the approval of the stockholders of the Company within twelve months before or after the date that the Plan is adopted by the Board, provided that no Award shall be exercisable, vested or settled until such stockholder approval is obtained.

28

TRADE STREET RESIDENTIAL, INC.
19950 W. COUNTRY CLUB DRIVE
SUITE 800
AVENTURA, FL 33180

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Randolph C. Coley 02 Evan Gartenlaub 03 Mack D. Pridgen III 04 Michael Simanovsky 05 Adam Sklar

The Board of Directors recommends you vote FOR proposals 2 and 3:

		For	Against	Abstain
2	To approve the Company's Amended and Restated 2013 Equity Incentive Plan (Proposal 2); and	☐	☐	☐
3	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014 (Proposal 3).	☐	☐	☐

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000213250_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/ Form 10-K is/are available at www.proxyvote.com .

TRADE STREET RESIDENTIAL, INC.
Annual Meeting of Stockholders
May 15, 2014
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard Ross, with full power of substitution, as proxy to represent and vote all shares of common stock, $0.01 par value per share, of Trade Street Residential, Inc. held of record by the undersigned as of the close of business April 17, 2014 at the Annual Meeting of the Stockholders to be held on May 15, 2014, or any adjournment or postponement thereof, as designated on the reverse side hereof in their discretion as to other matter.

For Proposal 1 (election of directors), you may either vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominees that you specify. For Proposal 2 (approval of the Company's Amended and Restated 2013 Equity Incentive Plan) and Proposal 3 (ratification of the appointment of Grant Thornton LLP), you May Vote "FOR" or "AGAINST" such proposals or "ABSTAIN" from voting.

The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3.

Please mark, sign and date this proxy card and return it promptly in the enclosed postage paid envelope so that the shares may be represented at the Annual Meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000213250_2 R1.0.0.51160